As filed with the U.S. Securities and Exchange Commission on January 28, 2020
1933 Act File No. 333-12745
1940 Act File No. 811-07831

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	44	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	46	[X]

FMI FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(414) 226-4555
(Registrant’s Telephone Number, Including Area Code)

John S. Brandser Fiduciary Management, Inc. 100 East Wisconsin Avenue, Suite 2200 Milwaukee, WI 53202 (Name and Address of Agent for Service)	Copy to: Peter Fetzer Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to Rule 485(b).
[X]	on January 31, 2020 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

Explanatory Note:  This Post-Effective Amendment No. 44 the Registration Statement of the Trust is being filed to add the audited financial statements and certain related financial information for the fiscal year ended September 30, 2019 and to make permissible changes under Rule 485(b).

PROSPECTUS	January 31, 2020

FMI Large Cap Fund Investor Class (Ticker Symbol: FMIHX) Institutional Class (Ticker Symbol: FMIQX)	FMI International Fund Investor Class (Ticker Symbol: FMIJX) Institutional Class (Ticker Symbol: FMIYX)
FMI Common Stock Fund Investor Class (Ticker Symbol: FMIMX) Institutional Class (Ticker Symbol: FMIUX)	FMI International Fund II – Currency Unhedged Investor Class (Not Available for Sale) Institutional Class (Ticker Symbol: FMIFX)
__________________
FMI Large Cap Fund is a non-diversified, no-load mutual fund seeking long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks.
FMI Common Stock Fund is a no-load mutual fund seeking long-term capital appreciation by investing mainly in small- to medium-capitalization value stocks.
FMI International Fund is a non-diversified, no-load mutual fund seeking long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks of non‑U.S. companies.
FMI International Fund II – Currency Unhedged is a non-diversified, no-load mutual fund seeking long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks of non‑U.S. companies.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or a bank). Instead, the reports will be made available on the Funds’ website www.fmifunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-811-5311.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-811-5311 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

FMI Funds, Inc. 100 East Wisconsin Avenue, Suite 2200 Milwaukee, Wisconsin 53202	1-800-811-5311 www.fmifunds.com
NO-LOAD MUTUAL FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FMI Funds, Inc. Advised by Fiduciary Management, Inc. www.fmifunds.com

SUMMARY SECTIONS

FMI LARGE CAP FUND SUMMARY
Investment Objective: FMI Large Cap Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge	No Sales Charge

Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge	No Deferred Sales Charge

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	No Sales Charge	No Sales Charge

Redemption Fee (transfer agent charge of $15 for each wire redemption)	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)		0.62%		0.62%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses		0.18%		0.05%
Shareholder Servicing Fees	0.14%		None
Remaining Other Expenses	0.04%		0.05%
Total Annual Fund Operating Expenses		0.80%		0.67%

(1) Management fees have been restated, as if the reduction in management fees effective January 1, 2019, would have been in effect for the entire fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$82	$255	$444	$990
Institutional Class	$68	$214	$373	$835

1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies: The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association. Under normal market conditions, the Fund invests 80% of its net assets in large capitalization companies, including for purposes of this limitation common stocks of foreign companies traded as American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”), which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may also invest in medium capitalization companies.
The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.
The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate

•	A high degree of relative recurring revenue

•	Modestly priced products or services

•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•	Above-average growth or improving profitability prospects
The Fund considers valuation:

•	On both an absolute and relative to the market basis

•	Utilizing both historical and prospective analysis
In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.
The Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.
The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential

•	Such sale is necessary for portfolio diversification

•	Changing fundamentals signal a deteriorating value potential

•	Other securities have a better value potential

2

Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Stock Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market.

•
Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Large Capitalization Companies Risk: Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.

•
Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund may be more volatile because each stock in which it invests will have greater impact on the Fund’s performance.

•
Value Investing Risk: The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

•
Foreign Securities Risk: Stocks of non-U.S. companies (whether directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by exchange-traded funds (“ETFs”) in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements as those of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S. or the United Kingdom’s expected exit from the European Union (or “Brexit”), may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

•
Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also

3

negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Investor Class shares from year to year and how the average annual returns of the Fund’s Investor Class shares over time compare to the performance of the Standard & Poor’s Composite ® Index of 500 Stocks (“S&P 500 ® ”). The performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. For additional information on the index, please see “Index Descriptions” in the Prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Fund’s website at www.fmifunds.com/current-performance/.
FMI Large Cap Fund – Investor Class
(Annual total return as of 12/31)

During the ten year period shown on the bar chart, the highest total return for the Fund’s Investor Class shares for a quarter was 11.40% (quarter ended March 31, 2013) and the lowest total return for a quarter was -14.05% (quarter ended September 30, 2011).
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

4

Average Annual Total Returns (for the periods ended December 31, 2019)	One Year	Five Years	Ten Years	Since Institutional Class Inception (October 31, 2016)
FMI Large Cap Fund ‑ Investor Class
Return before taxes	23.66%	9.48%	11.59%	N/A
Return after taxes on distributions	21.53%	6.88%	9.72%	N/A
Return after taxes on distributions and sale of Fund shares	15.52%	7.07%	9.26%	N/A
FMI Large Cap Fund – Institutional Class
Return before taxes	23.79%	N/A	N/A	14.27%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%	16.45%
Investment Adviser: Fiduciary Management, Inc. is the investment adviser for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Chairman, Chief Executive Officer and Chief Investment Officer	33
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	25
Jonathan T. Bloom, CFA®	Director of Research	10
Robert M. Helf, CFA®	Research Analyst	22
Benjamin D. Karek	Research Analyst	3
Andy P. Ramer, CFA®	Research Analyst	17
Daniel G. Sievers, CFA®	Research Analyst	11
Matthew T. Sullivan, CFA®	Research Analyst	7
Jordan S. Teschendorf, CFA®	Research Analyst	5
Dain C. Tofson, CFA®	Research Analyst	*
*Less than one year

Purchase and Sale of Fund Shares: The minimum initial investment amount for all new accounts is $1,000 for Investor Class shares and $100,000 for Institutional Class shares. Subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan and $100 for all other accounts.
Institutional Class shares are available to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Fund.

5

You may purchase, redeem and exchange Investor Class and/or Institutional Class shares of the Fund each day the New York Stock Exchange is open. You may purchase, redeem or exchange Fund Investor Class and/or Institutional Class shares: through the mail (FMI Large Cap Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary. Investors who wish to purchase, redeem or exchange Investor Class and/or Institutional Class shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.
Tax Information: The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund Investor Class and/or Institutional Class shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

FMI COMMON STOCK FUND SUMMARY
Investment Objective: FMI Common Stock Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge	No Sales Charge

Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge	No Deferred Sales Charge

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	No Sales Charge	No Sales Charge

Redemption Fee (transfer agent charge of $15 for each wire redemption)	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)		0.83%		0.83%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses		0.18%		0.07%
Shareholder Servicing Fees	0.11%		None
Remaining Other Expenses	0.07%		0.07%
Total Annual Fund Operating Expenses		1.01%		0.90%

(1) Management fees have been restated, as if the reduction in management fees effective January 1, 2019 would have been in place for the entire fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$103	$322	$558	$1,236
Institutional Class	$92	$287	$498	$1,108

7

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies: The Fund invests mainly in small- to medium-capitalization companies (namely, companies with less than $7 billion market capitalization at the time of initial purchase) listed or traded on a national securities exchange or on a national securities association. Under normal market conditions, the Fund invests 80% of its net assets in common stocks, including for purposes of this limitation common stocks of foreign companies traded as American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”), which are dollar-denominated securities of foreign issuers traded in the U.S.
The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.
The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate

•	A high degree of relative recurring revenue

•	Modestly priced products or services

•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•	Above-average growth or improving profitability prospects
The Fund considers valuation:

•	On both an absolute and relative to the market basis

•	Utilizing both historical and prospective analysis
In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.
The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential

•	Such sale is necessary for portfolio diversification

•	Changing fundamentals signal a deteriorating value potential

•	Other securities have a better value potential
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

8

•
Stock Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market.

•
Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk: Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies. There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices. Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•
Value Investing Risk: The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

•
Foreign Securities Risk: Stocks of non-U.S. companies (whether directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by exchange-traded funds (“ETFs”) in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements as those of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S. or the United Kingdom’s expected exit from the European Union (or “Brexit”), may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

•
Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

9

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Investor Class shares from year to year and how the average annual returns of the Fund’s Investor Class shares over time compare to the performance of the Russell 2000 ® Index. The performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. For additional information on the index, please see “Index Descriptions” in the Prospectus. The Fund is the successor to the investment performance of the FMI Common Stock Fund, Inc. (the “Predecessor Fund”), which was reorganized into the Fund after the close of business on January 31, 2014. Accordingly, the performance information shown below for periods on or prior to January 31, 2014 is that of the Predecessor Fund. The Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Fund. The past performance of the Fund and the Predecessor Fund (before and after taxes) are not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Fund’s website at www.fmifunds.com/current-performance/.
FMI Common Stock Fund – Investor Class
(Annual total return as of 12/31)
During the ten year period shown on the bar chart, the highest total return for the Fund’s Investor Class shares for a quarter was 15.84% (quarter ended December 31, 2011) and the lowest total return for a quarter was -16.31% (quarter ended September 30, 2011).
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

10

Average Annual Total Returns (for the periods ended December 31, 2019)	One Year	Five Years	Ten Years	Since Institutional Class Inception (October 31, 2016)
FMI Common Stock Fund – Investor Class
Return before taxes	24.82%	7.75%	11.13%	N/A
Return after taxes on distributions	23.42%	5.75%	9.17%	N/A
Return after taxes on distributions and sale of Fund shares	15.68%	5.79%	8.85%	N/A
FMI Common Stock Fund – Institutional Class
Return before taxes	24.97%	N/A	N/A	12.29%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	25.52%	8.23%	11.83%	12.77%
Investment Adviser: Fiduciary Management, Inc. is the investment adviser for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Chairman, Chief Executive Officer and Chief Investment Officer	33
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	25
Jonathan T. Bloom, CFA®	Director of Research	10
Robert M. Helf, CFA®	Research Analyst	22
Benjamin D. Karek	Research Analyst	3
Andy P. Ramer, CFA®	Research Analyst	17
Daniel G. Sievers, CFA®	Research Analyst	11
Matthew T. Sullivan, CFA®	Research Analyst	7
Jordan S. Teschendorf, CFA®	Research Analyst	5
Dain C. Tofson, CFA®	Research Analyst	*
* Less than one year.

Purchase and Sale of Fund Shares: The minimum initial investment amount for all new accounts is $1,000 for Investor Class shares and $100,000 for Institutional Class shares. Subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan and $100 for all other accounts.
Institutional Class shares are available to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Fund.

11

You may purchase, redeem, and exchange Investor Class and/or Institutional Class shares of the Fund each day the New York Stock Exchange is open. You may purchase, redeem, or exchange Fund Investor Class and/or Institutional Class shares: through the mail (FMI Common Stock Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary. Investors who wish to purchase, redeem or exchange Investor Class and/or Institutional Class shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.
Tax Information: The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an (IRA), in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund Investor Class and/or Institutional Class shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

FMI INTERNATIONAL FUND SUMMARY
Investment Objective: FMI International Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge	No Sales Charge

Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge	No Deferred Sales Charge

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	No Sales Charge	No Sales Charge

Redemption Fee (transfer agent charge of $15 for each wire redemption)	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.70%		0.70%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses		0.20%		0.06%
Shareholder Servicing Fees	0.14%		None
Remaining Other Expenses	0.06%		0.06%
Total Annual Fund Operating Expenses		0.90%		0.76%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$92	$287	$498	$1,108
Institutional Class	$78	$243	$422	$942

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies: The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of foreign companies (also referred to as non-U.S. companies). The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies. Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States. Sometimes these non-U.S. companies are traded in the U.S. on a national securities exchange, or through American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”). The Fund invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, ADRs, ADSs and exchange-traded funds (“ETFs”) based on an international equity index. The Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency hedging transactions.
The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.
Unlike many international funds, the majority of the Fund’s investments will be in companies that have global operations rather than in companies whose business is limited to a particular country or geographic region. Because the Fund’s investments will be limited in number and investing in emerging market securities will not be a principal investment strategy, a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular international benchmarks. When determining whether an investment is in emerging market securities, the Fund views an investment in the securities of a company domiciled or headquartered in an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.
The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate

•	A high degree of relative recurring revenue

•	Modestly priced products or services

•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•	Above-average growth or improving profitability prospects
The Fund considers valuation:

•	On both an absolute and relative to the market basis

•	Utilizing both historical and prospective analysis

14

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.
The Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.
The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential

•	Such sale is necessary for portfolio diversification

•	Changing fundamentals signal a deteriorating value potential

•	Other securities have a better value potential
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Stock Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. A rise in protectionist trade policies slowing global economic growth, risk associated with the United Kingdom's vote to leave the European Union, the trade dispute between the United States and China, the risk of trade disputes with other countries, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

•
Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund may be more volatile because each stock in which it invests will have greater impact on the Fund’s performance.

•
Value Investing Risk: The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

•
Foreign Securities Risk: Stocks of non-U.S. companies (whether directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by ETFs in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments, including foreign political and economic risk not associated with domestic investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from

15

foreign companies. Foreign companies may not be subject to the same regulatory requirements as those of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S. or the United Kingdom’s expected exit from the European Union (or “Brexit”), may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

•
Geographic Concentration Risk: Concentrating investments in a limited number of countries or particular geographic regions makes the Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.

•
Currency Hedging Risk: The Fund generally hedges a significant portion of its foreign stock investments against foreign currency changes in an effort to have its returns more closely reflect the market performance of its investments, rather than the value of the currency. To the extent the Fund hedges portions of its portfolio, its relative performance may differ from that of unhedged portfolios or indices. There is no guarantee the hedges will fully protect against adverse currency movements.

•
Large Capitalization Companies Risk: Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.

•
Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Investor Class from year to year and how the average annual returns of the Fund’s Investor Class over time compare to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East ® Index (“MSCI EAFE ® ”). The performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. For additional information on the index, please see “Index Descriptions” in the Prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Fund’s website at www.fmifunds.com/current-performance/.

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FMI International Fund – Investor Class
(Annual total return as of 12/31)
During the period shown on the bar chart, the highest total return for the Fund’s Investor Class shares for a quarter was 10.23% (quarter ended March 31, 2013) and the lowest total return for a quarter was ‑12.16% (quarter ended September 30, 2011).
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts IRAs. After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary.

Average Annual Total Returns (for the periods ended December 31, 2019)	One Year	Five Years	Since Investor Class Inception (December 31, 2010)	Since Institutional Class Inception (October 31, 2016)
FMI International Fund – Investor Class
Return before taxes	17.07%	6.80%	8.61%	N/A
Return after taxes on distributions	15.89%	5.73%	7.79%	N/A
Return after taxes on distributions and sale of Fund shares	10.57%	5.05%	6.80%	N/A
FMI International Fund – Institutional Class
Return before taxes	17.23%	N/A	N/A	7.44%
MSCI EAFE® (LOC) (reflects no deduction for fees, expenses or taxes)	21.67%	6.73%	7.51%	9.18%
MSCI EAFE® (USD) (reflects no deduction for fees, expenses or taxes)	22.01%	5.67%	5.26%	9.50%
Investment Adviser: Fiduciary Management, Inc. is the investment adviser for the Fund.

17

Portfolio Managers: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Chairman, Chief Executive Officer and Chief Investment Officer	33
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	25
Jonathan T. Bloom, CFA®	Director of Research	10
Robert M. Helf, CFA®	Research Analyst	22
Benjamin D. Karek	Research Analyst	3
Andy P. Ramer, CFA®	Research Analyst	17
Daniel G. Sievers, CFA®	Research Analyst	11
Matthew T. Sullivan, CFA®	Research Analyst	7
Jordan S. Teschendorf, CFA®	Research Analyst	5
Dain C. Tofson, CFA®	Research Analyst	*
* Less than one year

Purchase and Sale of Fund Shares: The minimum initial investment amount for all new accounts is $2,500 for Investor Class shares and $100,000 for Institutional Class shares. Subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan and $100 for all other accounts.
Institutional Class shares are available to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Fund.
You may redeem and purchase Investor Class and/or Institutional Class shares of the Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund Investor Class and/or Institutional Class shares: through the mail (FMI International Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary. Investors who wish to redeem or purchase Investor Class and/or Institutional Class shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.
Tax Information: The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18

FMI INTERNATIONAL FUND II – CURRENCY UNHEDGED SUMMARY

Investment Objective: FMI International Fund II – Currency Unhedged (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge	No Sales Charge

Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge	No Deferred Sales Charge

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	No Sales Charge	No Sales Charge

Redemption Fee (transfer agent charge of $15 for each wire redemption)	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%		0.75%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses(1)		1.20%		1.05%
Shareholder Servicing Fees	0.15%		None
Remaining Other Expenses	1.05%		1.05%
Total Annual Fund Operating Expenses		1.95%		1.80%
Fee Waiver and/or Expense Reimbursement(2)		1.05%		0.90%
Net Annual Fund Operating Expenses		0.90%		0.90%

(1)	“Other Expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

(2)
The Fund’s investment adviser has contractually agreed in the investment advisory agreement and operating expenses limitation agreement to waive its advisory fee to the extent necessary to ensure that net expenses (excluding federal, state and local taxes, interest, brokerage commissions and extraordinary items) do not exceed 1.75% of the average daily net assets of the Investor Class shares of the Fund and 1.65% of the average daily net assets of the Institutional Class shares of the Fund.  The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days prior written notice, but is expected to continue indefinitely, and the operating expenses limitation agreement may only be terminated by the Fund’s Board of Directors.  In addition to the reimbursement required under the investment advisory agreement, the investment adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 0.90% at least through January 31, 2021.

19

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to net annual fund operating expenses for the first year and total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Investor Class	$92	$468
Institutional Class	$92	$447
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fun d shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is newly organized and, as of the date of the Prospectus, has not had any portfolio turnover.
Principal Investment Strategies: The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of foreign companies (also referred to as non-U.S. companies). The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies. Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States. Sometimes these non-U.S. companies are traded in the U.S. on a national securities exchange, or through American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”). The Fund invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, ADRs, ADSs and exchange-traded funds (“ETFs”) based on an international equity index. The Fund will generally not hedge its perceived foreign currency exposure back into the U.S. dollar and will be exposed to currency fluctuations.
The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.
Unlike many international funds, the majority of the Fund’s investments will be in companies that have global operations rather than in companies whose business is limited to a particular country or geographic region. Because the Fund’s investments will be limited in number and investing in emerging market securities will not be a principal investment strategy, a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular international benchmarks. When determining whether an investment is in emerging market securities, the Fund views an investment in the securities of a company domiciled or headquartered in

20

an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.
The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate;

•	A high degree of relative recurring revenue;

•	Modestly priced products or services;

•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period); and

•	Above-average growth or improving profitability prospects.
The Fund considers valuation:

•	On both an absolute and relative to the market basis.

•	Utilizing both historical and prospective analysis.
In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.
The Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.
The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential.

•	Such sale is necessary for portfolio diversification.

•	Changing fundamentals signal a deteriorating value potential.

•	Other securities have a better value potential.
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Stock Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s vote to leave the European Union, the trade dispute between the United States and China, the risk of trade disputes with other countries, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

21

•
Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund may be more volatile because each stock in which it invests will have greater impact on the Fund’s performance.

•
Value Investing Risk: The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

•
Foreign Securities Risk: Stocks of non-U.S. companies (whether directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by ETFs in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, as the positions are not hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments, including foreign political and economic risk not associated with domestic investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements as those of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S. or the United Kingdom’s expected exit from the European Union (or “Brexit”), may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy. The Fund generally will not hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be “currency unhedged.”

•
Geographic Concentration Risk : Concentrating investments in a limited number of countries or particular geographic regions makes the Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.

•
Large Capitalization Companies Risk: Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.

22

•
Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

Performance: Performance information for the Fund will be provided once it has annual returns for a full calendar year. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future. Updated performance information is available on the Fund’s website at www.fmifunds.com/current-performance/.
Investment Adviser: Fiduciary Management, Inc. is the investment adviser for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Chairman, Chief Executive Officer and Chief Investment Officer	33
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	25
Jonathan T. Bloom, CFA®	Director of Research	10
Robert M. Helf, CFA®	Research Analyst	22
Benjamin D. Karek	Research Analyst	3
Andy P. Ramer, CFA®	Research Analyst	17
Daniel G. Sievers, CFA®	Research Analyst	11
Matthew T. Sullivan, CFA®	Research Analyst	7
Jordan S. Teschendorf, CFA®	Research Analyst	5
Dain C. Tofson, CFA®	Research Analyst	*
* Less than one year.
Purchase and Sale of Fund Shares: The minimum initial investment amount for all new accounts is $2,500 for Investor Class shares (when offered) and $100,000 for Institutional Class shares. Subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan and $100 for all other accounts.
Institutional Class shares are available to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Fund.

23

You may redeem and purchase Investor Class (when offered) and/or Institutional Class shares of the Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund Investor Class and/or Institutional Class shares: through the mail (FMI International Fund II – Currency Unhedged, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary. Investors who wish to redeem or purchase Investor Class (when offered) and/or Institutional Class shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.
Tax Information: The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24

ADDITIONAL INFORMATION ABOUT THE FUNDS
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Investment Objectives: The FMI Large Cap Fund seeks long-term capital appreciation. Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.
The FMI Common Stock Fund seeks long-term capital appreciation. Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.
The FMI International Fund seeks long-term capital appreciation. Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies.
The FMI International Fund II – Currency Unhedged seeks long-term capital appreciation. Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies.
In accordance with the requirements of Rule 35d-1 under the Investment Company Act, it is a non-fundamental policy of each of the FMI Large Cap Fund and the FMI Common Stock Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Fund’s name. If the Board of Directors determines to change this non-fundamental policy for either Fund, the Fund will provide 60 days’ prior written notice to the shareholders before implementing the change of policy.
Each of the Fund’s portfolio managers are patient investors. The Funds do not attempt to achieve their investment objectives by active and frequent trading of common stocks.
Principal Investment Strategies: The Large Cap Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association.  Under normal market conditions, the Fund invests 80% of its net assets in large capitalization companies, including for purposes of this limitation common stocks of foreign companies traded as ADRs or ADSs, which are dollar-denominated securities of foreign issuers traded in the U.S.  The Fund may also invest in medium capitalization companies.

The Large Cap Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

The Common Stock Fund invests mainly in small- to medium-capitalization companies (namely, companies with less than $7 billion market capitalization at the time of initial purchase) listed or traded on a national securities exchange or on a national securities association.  Under normal market conditions, the Fund invests 80% of its net assets in common stocks, including for purposes of this limitation common stocks of foreign companies traded as ADRs or ADSs, which are dollar-denominated securities of foreign issuers traded in the U.S.

The International Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of foreign companies (also referred to as non-U.S. companies). The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies. Non-U.S. companies are companies domiciled or

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headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States. Sometimes these non-U.S. companies are traded in the U.S. on a national securities exchange, or through ADRs or ADSs. The Fund invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, ADRs, ADSs and ETFs based on an international equity index. The Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency hedging transactions.

Unlike many international funds, the majority of the International Fund’s investments will be in companies that have global operations rather than in companies whose business is limited to a particular country or geographic region. Because the Fund’s investments will be limited in number and investing in emerging market securities will not be a principal investment strategy, a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular international benchmarks. When determining whether an investment is in emerging market securities, the Fund views an investment in the securities of a company domiciled or headquartered in an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.

The International Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

The International Currency Unhedged Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of foreign companies (also referred to as non-U.S. companies). The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies. Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States. Sometimes these non-U.S. companies are traded in the U.S. on a national securities exchange, or through ADRs or ADSs. The Fund invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, ADRs, ADSs and ETFs based on an international equity index. The Fund will generally not hedge its perceived foreign currency exposure back into the U.S. dollar and will be exposed to currency fluctuations.

Unlike many international funds, the majority of the International Currency Unhedged Fund’s investments will be in companies that have global operations rather than in companies whose business is limited to a particular country or geographic region. Because the Fund’s investments will be limited in number and investing in emerging market securities will not be a principal investment strategy, a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular international benchmarks. When determining whether an investment is in emerging market securities, the Fund views an investment in the securities of a company domiciled or headquartered in an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.

The International Currency Unhedged Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

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Additional Investment Strategy Information All Funds: Each Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

Each Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Funds believe good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate;

•	A high degree of relative recurring revenue;

•	Modestly priced products or services;

•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period); and

•	Above-average growth or improving profitability prospects.
The Funds consider valuation:

•	On both an absolute and relative to the market basis.

•	Utilizing both historical and prospective analysis.
In reviewing companies, a Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

A Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential.

•	Such sale is necessary for portfolio diversification.

•	Changing fundamentals signal a deteriorating value potential.

•	Other securities have a better value potential.
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in a Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Funds are a suitable investment only for those investors who have long-term investment goals:

Stock Market Risk (all Funds) : The prices of the securities in which a Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. In the past decade financial markets throughout the world have experienced increased volatility and heightened uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s vote to leave the European Union, the trade dispute between the United States and China, the risk of trade disputes with other countries, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

If an investor holds common stock, or common stock equivalents, of any given issuer, the investor would generally be exposed to greater risk than if the investor held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to

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receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

Non-Diversification Risk (Large Cap Fund, International Fund and International Currency Unhedged Fund) : Because a Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund may be more volatile because each stock in which it invests will have greater impact on the Fund’s performance.

Value Investing Risk (all Funds) : A Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

Foreign Securities Risk (all Funds) : Stocks of non-U.S. companies (whether directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by a Fund or by ETFs in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments, including foreign political and economic risk not associated with domestic investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements as those of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or “Brexit”), may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy. The International Currency Unhedged Fund generally will not hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be “currency unhedged.”

Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer

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securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

Geographic Concentration Risk (International Fund and International Currency Unhedged Fund) : Concentrating investments in a limited number of countries or particular geographic regions makes the Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region. Some countries and regions in which the Fund may invest might have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that may lead to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.

Currency Hedging Risk (International Fund) :   The Fund generally hedges a significant portion of its foreign stock investments against foreign currency changes in an effort to have its returns more closely reflect the market performance of its investments, rather than the value of the currency.  To the extent the Fund hedges portions of its portfolio, its relative performance may differ from that of unhedged portfolios or indices. There is no guarantee the hedges will fully protect against adverse currency movements.

Small Capitalization Companies Risk (Common Stock Fund) :   Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

Medium Capitalization Companies Risk (Large Cap Fund and Common Stock Fund) : Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

Large Capitalization Companies Risk (Large Cap Fund, International Fund and International Currency Unhedged Fund) : Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.

Liquidity Risk (all Funds) : Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that a Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

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NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Temporary Investments (all Funds) : Each Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means that a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper, deposit accounts or repurchase agreements). A Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.
Temporary Hedging (International Currency Unhedged Fund) : The Fund normally does not seek to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar and will be exposed to currency fluctuations. However, the investment adviser reserves the right, in response to significant adverse market, economic, or political, to temporarily hedge all or a portion of the currency exposure to the International Currency Unhedged Fund.
ETF Risk (International Fund and International Currency Unhedged Fund) : In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value (as discussed more fully below); (ii) an active trading market for an ETF’s shares may not develop or be maintained (as discussed more fully below); (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally (as discussed more fully below).
The market prices of shares of ETFs fluctuate in response to changes in net asset value (“NAV”) and supply and demand for such shares and include a bid-ask spread charged by the exchange specialists, market makers or other participants and trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares of an ETF may trade at a discount to NAV. In particular, the following circumstances may impact the market price of the shares of ETFs: (1) in times of market stress, market makers may step away from their role of market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of the shares and an ETF’s NAV; (2) to the extent authorized participants (“APs”) exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the shares, which can lead to differences between the market price of the shares and an ETF’s NAV; (3) the market price for the shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the shares than an ETF’s NAV, which is reflected in the bid and ask price for shares or in the closing price; (4) when all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the shares and an ETF’s NAV; and (5) in stressed market conditions, the market for the shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio.

An active trading market for the shares of ETFs may not be developed or maintained. Trading in shares of ETFs on the stock exchange where they are listed for trading (the “Exchange”) may be halted due to market conditions or for reasons that in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the shares are traded outside a collateralized settlement system, the number

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of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the shares.

Cybersecurity Risk (all Funds): Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the investment adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds’ Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, contains a description of the Funds’ policies and procedures regarding disclosure of their portfolio holdings.

MANAGEMENT OF THE FUNDS
Fiduciary Management, Inc. (the “Adviser”) is the investment adviser to each Fund. The Adviser’s address is:
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
The Adviser has been in business since 1980 and has been the Funds’ only investment adviser. As the investment adviser to each Fund, the Adviser manages the investment portfolio for such Fund. The Adviser makes the decisions to buy and sell the investments of each Fund.
Pursuant to current Investment Advisory Agreements, in effect as of December 31, 2019, the Adviser is entitled to receive a fee for managing the International Currency Unhedged Fund. The fee is computed and payable at the end of each month. The following annual percentages of the fund’s average daily net assets are used:

•
FMI International Fund II – Currency Unhedged: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

Pursuant to current Investment Advisory Agreements, in effect as of January 1, 2019, the Adviser is entitled to receive a fee. The fee is computed and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used:

•	FMI Large Cap Fund: 0.65% of the assets from $0 - $2.5 billion; 0.60% of the assets from $2.5 - $5.0 billion; and 0.55% of the assets over $5.0 billion.

•	FMI Common Stock Fund: 0.85% of the assets from $0 - $500 million; 0.80% of the assets from $500 million - $1.0 billion; and 0.75% of the assets over $1.0 billion.

•
FMI International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

From February 1, 2017 to December 31, 2018, the Adviser was entitled to the following annual percentages of each Fund’s average daily net assets:

•	FMI Large Cap Fund: 0.70% of the assets from $0 - $2.5 billion; 0.65% of the assets from $2.5 - $5.0 billion; and 0.60% of the assets over $5.0 billion.

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•	FMI Common Stock Fund: 0.90% of the assets from $0 - $500 million; 0.85% of the assets from $500 million - $1.0 billion; and 0.80% of the assets over $1.0 billion.

•
FMI International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

The Adviser may periodically waive all or a portion of its advisory fee with respect to each Fund.
The aggregate fee paid to the Adviser for the most recent fiscal year as a percentage of average net assets was 0.64% for the FMI Large Cap Fund, 0.84% for the FMI Common Stock Fund, and 0.70% for the FMI International Fund. The International Currency Unhedged Fund is new, and therefore has not paid any fee to the Adviser during the most recent fiscal year.
A discussion regarding the basis for the Board of Directors approving each Fund’s investment advisory agreement with the Adviser is available in the Funds’ semi-annual report to shareholders for the most recent period ended March 31.
Each Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”). The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of each Fund’s portfolio.
Patrick J. English, CFA ® , has been employed by the Adviser in various capacities since 1986, currently serving as Chairman, Chief Executive Officer, Chief Investment Officer and Treasurer. John S. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer. Jonathan T. Bloom, CFA ® has been employed by the Adviser since 2010 as a Research Analyst and is currently the Director of Research. Robert M. Helf, CFA ® , has been employed by the Adviser since 1998 as a Research Analyst. Benjamin D. Karek has been employed by the Adviser since 2017 as a Research Analyst, and prior to his employment Mr. Karek attended Columbia Business School. Andy P. Ramer, CFA ® , has been employed by the Adviser since 2002 as a Research Analyst. Daniel G. Sievers, CFA ® , has been employed by the Adviser since 2009 as a Research Analyst. Matthew T. Sullivan, CFA ® has been employed by the Adviser since 2013 as a Research Analyst. Jordan S. Teschendorf, CFA ® has been employed by the Adviser since 2015 as a Research Analyst, and prior to his employment Mr. Teschendorf attended the University of Wisconsin-Madison. Dain C. Tofson, CFA ® , has been employed by the Adviser since July 2019 as a Research Analyst, and prior to his employment Mr. Tofson was a member of Artisan Partners Global Value Equity Team from 2017 - 2019, worked at Institutional Capital LLC from 2014 - 2017, and attended the Booth School of Business at University of Chicago. CFA ® is a registered trademark owned by the CFA Institute.
The Funds’ SAI, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in each Fund.
FMI Funds has adopted a multiple class plan that allows the Funds to offer one or more classes of shares of the Funds. All Funds, other than the International Currency Unhedged Fund, currently offer two classes of shares - Investor Class shares and Institutional Class shares. The International Currency Unhedged Fund currently only offers Institutional Class shares. The different classes of shares represent investments in the same portfolio securities, but the classes are subject to different expenses, including but not limited to the following:

•
The Funds’ Investor Class shares are subject to shareholder servicing fees at an annual rate of up to 0.15% of the average daily net assets, or at an annual per account rate approved by the Board of Directors; and

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•	The Funds’ Institutional Class shares are not subject to shareholder servicing fees.

THE FUNDS’ SHARE PRICE
The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NYSE is closed on most national holidays, on Good Friday, and on the weekends. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. Each Fund calculates its net asset value based on the market prices of the securities it holds. Debt instruments including, but not limited to, U.S. Treasury Securities are generally valued at the evaluated bid price provided by a Pricing Source, unless its use would be inappropriate due to credit or other impairments of the issuer, in which case the securities will be valued at a fair value price provided by the Adviser under the supervision of the Funds’ Board of Directors. The net asset value is determined by adding the value of a Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Due to the fact that different expenses are charged to the Institutional Class and Investor Class shares of a Fund, the net asset value of the two classes of a Fund may vary.
If market quotations are not readily available, the Funds will value securities at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. In determining fair value, the Funds’ Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the fair value of a security may differ from the last quoted price and the Funds may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; and (d) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.
The FMI International Fund (“International Fund”) and International Currency Unhedged Fund may invest in securities principally traded in markets outside the U.S. The foreign markets in which the International Fund and International Currency Unhedged Fund may invest are sometimes open on days when the NYSE is not open and the International Fund and International Currency Unhedged Fund does not calculate its net asset value, and sometimes are not open on days when the International Fund and International Currency Unhedged Fund does calculate its net asset value. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time in which the International Fund and International Currency Unhedged Fund calculates its net asset value. As a result, the value of the International Fund’s and International Currency Unhedged Fund’s portfolio may be affected on days when the International Fund and International Currency Unhedged Fund

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does not calculate its net asset value and you cannot purchase or redeem shares of the International Fund and International Currency Unhedged Fund.
With regard to foreign equity securities, the Funds may use a systematic fair valuation methodology provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on foreign exchanges. The Board has approved the use of such independent pricing service. By fair valuing securities whose prices may have been affected by events occurring between the time a foreign exchange closes and the close of the NYSE, the Funds deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a Fund’s portfolio holdings and the net asset value of the Fund’s shares, and seek to help ensure that the prices at which the Funds’ shares are purchased and redeemed are fair.
Each Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day. Each Fund will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.
The Funds consider a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature. Servicing agents are responsible for timely transmitting any purchase, exchange and redemption orders they receive to the Funds.

PURCHASING SHARES
Choosing a Share Class
The Funds may offer two classes of shares: Investor Class shares and Institutional Class shares. Currently, only International Currency Unhedged Fund does not offer Investor Class shares. The two types of shares have the same portfolio of investments and the same rights, and differ only in the expenses they are subject to and their required minimum investments. Investor Class shares may be subject to fees resulting from account servicing charged to a Fund and have a minimum investment of $1,000 in the Large Cap Fund and Common Stock Fund, and $2,500 in the International Fund. Institutional Class shares are available to investors who invest directly in a Fund and have a minimum investment of $100,000. Investor Class shares (when offered) and Institutional Class shares are also available through certain financial intermediaries. The Funds may waive the minimum investment requirement from time to time.
The minimum initial investment may be waived at the discretion of the Funds for both classes of shares purchased by any group retirement plan, including defined benefit and defined contribution plans such as 401(k), 403(b) and 457(b) plans that maintain an omnibus account, for which an intermediary or other entity provides services and is not compensated by the Funds for those services.
The minimum initial investment may be waived at the discretion of the Funds for shares purchased by individual accounts of a financial intermediary that charges an ongoing fee to its customers for its services or offers shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts and similar programs with approved intermediaries.
Holdings of related investor accounts may be aggregated for purposes of determining the minimum investment amount. Related investor accounts are accounts registered in the same name and include accounts held by the same investment or retirement plan, financial institution, broker, dealer or other intermediary.

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Accounts that fall below the Institutional Class $100,000 minimum investment value, due to shareholder action and not because of a change in market value, and that are not subject to an exception to the minimum, may be converted to the Investor Class shares (if offered) via a tax-free share class conversion, except with regard to the International Currency Unhedged Fund, which does not currently offer Investor Class shares. The Funds, except International Currency Unhedged Fund, will give shareholders whose shares are subject to this conversion 60 days prior written notice in which to purchase sufficient shares to avoid this conversion.
How to Purchase Shares from the Funds

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:
The minimum initial investment value for Investor Class shares is $1,000 ($2,500 with regard to the FMI International Fund) (the International Currency Unhedged Fund does not currently offer Investor Class shares). The subsequent investments in the Funds for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan and $100 for all other accounts. The Funds reserve the right to waive or reduce the minimum initial investment value for any reason and for any account.* Investors generally may meet the minimum initial investment value by aggregating multiple accounts with common ownership within a single Fund.
The minimum initial investment value for Institutional Class shares is $100,000. The subsequent investments in the Funds for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan and $100 for all other accounts. The Funds reserve the right to waive or reduce the minimum initial investment value for any reason and for any account.* Investors generally may meet the minimum initial investment value by aggregating multiple accounts with common ownership within a single Fund.
The following table shows the minimum amounts that apply to your purchase of Investor Class shares and Institutional Class shares of a Fund:

	FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund	FMI International Fund II – Currency Unhedged
New Accounts
● All Accounts
• Investor Class	$1,000	$1,000	$2,500	N/A
• Institutional Class	$100,000	$100,000	$100,000	$100,000
Existing Accounts (All Classes)
● Dividend reinvestment	No Minimum	No Minimum	No Minimum	No Minimum
● Automatic Investment Plan	$50	$50	$50	$50
● Telephone Purchase	$100	$100	$100	$100
● All other accounts	$100	$100	$100	$100
____________
* Servicing Agents may impose different minimums.

3.
Complete the New Account Application available on our website (www.fmifunds.com), carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. If you have any questions, or, if you need additional assistance when completing your application, please call U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) at 1‑800‑811‑5311.

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In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that the Transfer Agent will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. The Funds may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Such information will be used only for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions. Permanent addresses containing only a P.O. Box will not be accepted. The Funds’ Anti-Money Laundering Program is supervised by the Funds’ Anti-Money Laundering Officer, subject to the oversight of the Board of Directors. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

4.
Make your check payable to “FMI Large Cap Fund,” “FMI Common Stock Fund,” “FMI International Fund,” or “FMI International Fund II – Currency Unhedged,” as applicable. All checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment. The Transfer Agent, will charge a $25 fee against a shareholder’s account for any payment returned to the Transfer Agent. The shareholder will also be responsible for any losses suffered by the Funds as a result.

5.	Send the application and check to:
BY FIRST CLASS MAIL
FMI Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
FMI Funds, Inc.
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207
Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

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6.	You may purchase shares by wire transfer.
Initial Investment by Wire – If you wish to open an account by wire, you must call 1‑800‑811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent. You may then contact your bank to initiate the wire using the instructions you were given.
Subsequent Investments by Wire – You must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the Transfer Agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
Wire Information:
You should transmit funds by wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

For credit to:
U.S. Bank Global Fund Services
Account #112-952-137

For further credit to:
(name of FMI Fund)
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.
Purchasing Shares from Broker-dealers, Financial Institutions and Others
Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.
The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Servicing Agents may:

•
Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not be subject to the Funds’ minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

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•	Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•
Be authorized to receive purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with such Fund. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, the Servicing Agent may be held liable for any resulting fees or losses.
Telephone Purchases
Unless you declined “telephone option” in the Telephone Options section on the account application, you may make subsequent investments by telephone directly from a bank checking or savings account. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The telephone purchase option may not be used for initial purchases of a Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders. Telephone purchases must be in amounts of $100 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, the Transfer Agent must receive your purchase order prior to the close of regular trading on such date. Most transfers are completed within one business day. Telephone purchases may be made by calling 1-800-811-5311. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).
If you currently do not have the telephone purchase option, you may write to the Transfer Agent requesting the telephone purchase option. This option will become effective approximately 7 business days after the application form is received by the Transfer Agent. The Telephone Option form is also available on our website (www.fmifunds.com). You may be required to provide a signature(s) guarantee or other acceptable signature verification. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (the “Plan”). This Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis. In order to participate in the Plan, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin

38

participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-800-811-5311. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to the effective date.
Other Information about Purchasing Shares of the Funds
The Funds may reject any New Account Application or any purchase for any reason. A Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.
Shares of the Funds may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens. As noted, investors generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.
The Funds will not issue certificates evidencing shares purchased. The Funds will send investors a written confirmation for all purchases of shares.
The Funds offer an automatic investment plan allowing shareholders to make subsequent purchases on a regular and convenient basis. The Funds also offer the following retirement plans:

•	Traditional IRA

•	Roth IRA

•	Coverdell Education Savings Account

•	SEP-IRA

•	Simple IRA
Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-811-5311. The Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.
Address Changes
To change the address on your account, call the Funds at 1‑800‑811‑5311. Any written redemption requests received within 30 calendar days after an address change must be accompanied by a signature guarantee.
No telephone redemptions will be allowed within 30 days of an address change.
Householding
To reduce expenses, we generally mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-811-5311. Individual copies will be sent upon request.
You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-811-5311.

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REDEEMING SHARES
How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

•	account number(s) and name of the FMI Fund and Fund class

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•
additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds, in advance, at 1-800-811-5311 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.
Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution (either a Medallion program member or a non-Medallion program member) in the following situations:

•	When the redemption proceeds are payable or sent to any person, address or bank account not on record.

•	When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days.

•	If ownership on an account is being changed.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
A notarized signature is not an acceptable substitute for a signature guarantee.
The Funds may waive the signature guarantee requirement in certain circumstances.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member, or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

4.	Send the letter of instruction to:
BY FIRST CLASS MAIL
FMI Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

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BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
FMI Funds, Inc.
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207
Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
How to Redeem (Sell) Shares by Telephone

1.
The telephone redemption option will automatically be established on your account unless declined on the original account application. If you declined this option and would like to add it at a later date, you should write to the Transfer Agent requesting the telephone option. When you do so, please sign the request exactly as your account is registered. You may be required to provide a signature(s) guarantee or other acceptable signature verification. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

2.	Shares held in individual retirement accounts may be redeemed by telephone. You will be asked whether or not to withhold taxes from any distribution.

3.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

4.
Call the Transfer Agent at 1-800-811-5311, provided your account has been open for at least 15 calendar days. Please do not call the Adviser. Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value. (The maximum redemption allowed by telephone is $100,000, however, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.) Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.

How to Redeem (Sell) Shares through Servicing Agents
If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

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Redemption Price
The redemption price per share you receive for redemption requests is the next determined net asset value after:

•
The Transfer Agent receives your written request in good order with all required information and documents as necessary. Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of Fund shares for certain account types.

•	The Transfer Agent receives your authorized telephone request in good order with all required information.

•
If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•
The Transfer Agent will normally send redemption proceeds via check to the address of record on the account no later than the seventh day, after it receives the request, along with all required information.

•
If you request in the letter of instruction, the Transfer Agent will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire. Proceeds sent via an EFT generally take 2 to 3 business days to reach the shareholder’s account whereas the Transfer Agent generally wires redemption proceeds on the business day following the calculation of the redemption price. The Transfer Agent currently charges $15 for each wire redemption but does not charge a fee for EFTs.

•	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Systematic Withdrawal Plan (“SWP”)
As another convenience, you may redeem your Fund shares through the SWP. Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least five days prior to the next withdrawal.
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

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Other Redemption Considerations

When redeeming shares of the Funds, shareholders should consider the following:

•	The redemption may result in a taxable gain or loss.

•
Shareholders who redeem shares held in an IRA must indicate on their written redemption request whether or not to withhold federal income taxes. If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

•
As permitted by the Investment Company Act, the Funds may delay the payment of redemption proceeds for up to seven days in all cases. In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

•
If you purchased shares by check, or by EFT, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 calendar days from the date of purchase). Shareholders can avoid this delay by utilizing the wire purchase option.

•
Unless previously authorized on the account, the Transfer Agent will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

•
Redemption proceeds will be sent to the Transfer Agent address of record. The Transfer Agent will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•
The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. Both the Funds and the Transfer Agent may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor the Transfer Agent will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. If a Servicing Agent or shareholder cannot contact the Transfer Agent by telephone, they should make a redemption request in writing in the manner described earlier.

•
The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Directors, including, for example and not limited to: (1) if the shareholder fails to provide the Funds with identification required by law; (2) if the Funds are unable to verify the information received from the shareholder; or (3) to reimburse a Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

•
Accounts that fall below the $1,000 minimum investment value ($2,500 with regard to the FMI International Fund and the First American Retail Prime Obligations Fund) for Investor Class shares, due to shareholder action and not because of a change in market value, that are not subject to an exception to the minimum, and because you redeem or exchange shares, the Funds reserve the right

43

to notify you to make additional investments within 60 days so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

•
Accounts that fall below the $100,000 minimum investment value for Institutional Class shares, due to shareholder action and not because of a change in market value, and that are not subject to an exception to the minimum, may be converted to the Investor Class shares (if offered) via a tax-free share class conversion. The Funds will give shareholders whose shares are subject to this conversion 60 days prior written notice in which to purchase sufficient shares to avoid this conversion.

•
The Funds will typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

•
While the Funds generally pay redemption requests in cash, the Funds reserve the right to pay redemption requests “in kind” as permitted. This means that the Funds may pay redemption requests entirely or partially with liquid securities rather than cash. Redemption in-kind may be used in stressed market conditions or as deemed advisable pursuant to the Funds’ policies and procedures. In-kind redemptions may be in the form of pro-rata slices of a Fund’s portfolio, individual securities or a representative basket of securities. A shareholder will be exposed to market risk until the readily marketable securities are converted to cash and may incur transaction expenses in converting these securities to cash. Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities. The Funds have in place a line of credit that may be used to meet redemption requests during regular or stressed market conditions.

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MARKET TIMING PROCEDURES
The Funds discourage frequent purchases and redemptions of Fund shares by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the applicable Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Funds’ Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Funds have not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Funds.
The officers of the Funds receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Funds will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Funds. In such event, the Funds’ Board of Directors may reconsider their decision not to adopt policies and procedures.

EXCHANGING SHARES
Shares of a Fund may be exchanged for shares of the same class of any other Fund listed below or for the First American Retail Prime Obligations Fund at the relative net asset values, subject to minimum purchase requirements:

•	FMI Large Cap Fund

•	FMI Common Stock Fund

•	FMI International Fund

•	FMI International Fund II – Currency Unhedged
An affiliate of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) advises the First American Retail Prime Obligations Fund. This is a money market mutual fund offered to respond to changes in your goals or market conditions. Neither Fund Services nor First American Retail Prime Obligations Fund is affiliated with the Funds nor the Adviser. You may have a taxable gain or loss as a result of an exchange because an exchange is treated as a sale of shares for federal income tax purposes. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical. Exchanges may be authorized by telephone unless the option was declined on the account application.
How to Exchange Shares

1.	Read this Prospectus (and the current prospectus for the fund for which shares are to be exchanged) carefully.

2.
Determine the number of shares you want to exchange keeping in mind that exchanges to open a new account are subject to a $1,000 minimum ($2,500 with regard to the FMI International Fund and the First American Retail Prime Obligations Fund) for Investor Class shares and a $100,000 minimum for all Funds Institutional Class shares.

3.	Call the Transfer Agent at 1-800-811-5311 or write to FMI Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

45

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).
Call the Transfer Agent at 1-800-811-5311 to obtain the necessary exchange authorization forms and the First American Retail Prime Obligations Fund Prospectus. This exchange privilege does not constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds.

CONVERTING SHARES
Each of the Funds may offer two classes of shares: Investor Class shares and Institutional Class shares. The two types of shares have the same portfolio of investments and the same rights, and differ only in the expenses they are subject to and their required minimum investments. Investor Class shares may be subject to fees resulting from account servicing charged to a Fund. Investor Class shares of a Fund may be converted into Institutional Class shares of such Fund if your account balance is at least $100,000. The transaction will be based on the respective net asset value of each class on the trade date for the conversion. Such a conversion is not a taxable event.
If an investor’s account balance in Institutional Class shares falls below $100,000, due to shareholder action and not because of a change in market value, and the account is not subject to an exception to the minimum, the Funds may convert the shares into Investor Class shares (if offered). The Funds will notify the investor in writing before the mandatory conversion. The Funds will give shareholders whose shares are being converted 60 days prior written notice in which to purchase sufficient shares to avoid such conversion.

SHAREHOLDER SERVICING PLAN
The Investor Class shares of each Fund may pay brokers, dealers, or other financial intermediaries (“financial intermediaries”) for sub-transfer agent and shareholder services including, but not limited to: (1) aggregating and processing purchase and redemption requests and transmitting such orders to the Funds’ Transfer Agent; (2) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments from the Funds on behalf of shareholders; (4) providing information periodically to shareholders showing their positions; (5) arranging for bank wires; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares beneficially owned by shareholders or the information necessary for sub-accounting; (8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested. In this regard, the Funds have adopted a shareholder servicing plan pursuant to which Investor Class shares may pay financial intermediaries for assets maintained in an omnibus account at an annual rate of up to 0.15% of the average daily net assets, or at an annual per account rate approved by the Board of Directors. The Board of Directors may also authorize the Funds to pay for shareholder services outside of the plan.

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DIVIDENDS, DISTRIBUTIONS AND TAXES
Each Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.
You have four distribution options:

•	All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	Distribution Only Reinvestment Option – Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

•	Dividend Only Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

•	All Cash Option – Both dividend and capital gains distributions will be paid in cash.
You may make this election on the New Account Application. You may change your election by writing to the Transfer Agent or by calling 1-800-811-5311 at least five calendar days prior to the record date of the next distribution.
If you elect to receive dividends and/or distributions in cash, and your dividend or distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and/or distributions payable to you in additional Fund shares at the Fund’s then current net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
The following discussion regarding federal income summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.
Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.
A Fund’s dividends and capital gain distributions may be subject to federal, state, and local income tax whether received in cash or reinvested in Fund shares. These dividends and capital gain distributions may be taxed as ordinary income, dividend income or long-term capital gain.
Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.
If you purchase shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase shares of a Fund that has appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. Each Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

47

Each Fund will notify you of the tax status dividends and capital gain distributions after the end of each calendar year.
You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. You should be aware that an exchange of shares in a Fund for shares in other Funds is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.
In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.
If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.
When you receive a distribution from a Fund or redeem shares, you may be subject to backup withholding.

INACTIVE ACCOUNTS
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

INDEX DESCRIPTIONS
Standard & Poor’s 500® Index
The Standard & Poor’s 500® Index consists of 500 selected common stocks, most of which are listed on the NYSE. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding.) Stocks may be added or deleted from the Index from time to time. A direct investment in an index is not possible. The S&P 500® Index is a trademark of Standard & Poor’s Financial Services LLC. The index is used herein for comparative purposes in accordance with SEC regulations.

48

Russell 2000® Index
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which comprises the 3,000 largest U.S. companies based on total market capitalization. A direct investment in an index is not possible. The Russell 2000® Index is a trademark of the Frank Russell Company. The index is used herein for comparative purposes in accordance with SEC regulations.
Morgan Stanley Capital International Europe, Australasia and Far East® Index
The Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE®”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE® Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
A direct investment in an index is not possible. The index is used herein for comparative purposes in accordance with SEC regulations.

49

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The FMI Common Stock Fund is the successor to the Predecessor Fund as a result of the reorganization of the Predecessor Fund into the FMI Common Stock Fund on January 31, 2014. The FMI Common Stock Fund has adopted the Financial Statements of the Predecessor Fund. Information for the periods ended September 30, 2019, September 30, 2018, and September 30, 2017, has been audited by Cohen & Company, Ltd., each Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request. Information for prior years was audited by the Funds’ independent prior registered public accounting firm.
The International Currency Unhedged Fund is new, so it has no financial highlights.

FMI Large Cap Fund – Investor Class
	Years Ended September 30,
	2019		2018		2017		2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$22.85		$22.17		$20.20		$20.00	$22.21
Income from investment operations:
Net investment income (loss)(1)	0.25		0.24		0.15		0.21	0.19
Net realized and unrealized gain (loss) on investments	0.55		2.43		3.30		2.04	(0.17)
Total from investment operations	0.80		2.67		3.45		2.25	0.02
Less distributions:
Distributions from net investment income	(0.28)		(0.17)		(0.23)		(0.21)	(0.18)
Distributions from net realized gains	(3.23)		(1.82)		(1.25)		(1.84)	(2.05)
Total from distributions	(3.51)		(1.99)		(1.48)		(2.05)	(2.23)
Net asset value, end of year	$20.14		$22.85		$22.17		$20.20	$20.00
TOTAL RETURN	5.72%		12.67%		17.86%		12.36%	(0.54%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	2,337,118		3,155,818		3,856,953		6,576,109	8,499,224
Ratio of expenses to average net assets	0.82%		0.85%		0.86%		0.90%	0.93%
Ratio of net investment income (loss) to average net assets	1.25%		1.07%		0.71%		1.09%	0.87%
Portfolio turnover rate	20%	(2)	25%	(2)	16%	(2)	17%	18%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.

(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

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FMI Large Cap Fund – Institutional Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	For the Period from October 31, 2016* to September 30, 2017

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$22.85	$22.18	$19.73
Income from investment operations:
Net investment income (loss)(1)	0.25	0.27	0.16
Net realized and unrealized gain (loss) on investments	0.58	2.43	3.77
Total from investment operations	0.83	2.70	3.93
Less distributions:
Distributions from net investment income	(0.32)	(0.21)	(0.23)
Distributions from net realized gains	(3.23)	(1.82)	(1.25)
Total from distributions	(3.55)	(2.03)	(1.48)
Net asset value, end of period	$20.13	$22.85	$22.18
TOTAL RETURN	5.89%	12.82%	20.76%	(2)
RATIOS/SUPPLEMETAL DATA:
Net assets, end of period (in 000’s $)	2,652,783	2,861,755	2,520,266
Ratio of expenses to average net assets	0.68%	0.71%	0.72%	(3)
Ratio of net investment income (loss) to average net assets	1.26%	1.20%	0.81%	(3)
Portfolio turnover rate (4)	20%	25%	16%

*	Inception date.

(1)	Net investment income (loss) per share was calculated using average shares outstanding.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

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FMI Common Stock Fund – Investor Class
	Years Ended September 30,
	2019		2018		2017		2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$27.55		$28.83		$25.42		$25.05	$29.12
Income from investment operations:
Net investment income (loss)(1)	0.15		0.06		0.00	*	(0.01)	0.01
Net realized and unrealized gains (loss) on investments	0.94		1.80		4.69		2.84	(0.74)
Total from investment operations	1.09		1.86		4.69		2.83	(0.73)
Less distributions:
Distributions from net investment income	(0.10)		(0.01)		0.00	*	—	(0.02)
Distributions from net realized gains	(2.15)		(3.13)		(1.28)		(2.46)	(3.32)
Total from distributions	(2.25)		(3.14)		(1.28)		(2.46)	(3.34)
Net asset value, end of year	$26.39		$27.55		$28.83		$25.42	$25.05
TOTAL RETURN	5.28%		6.92%		18.96%		12.61%	(3.38%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	529,234		635,174		825,176		944,654	1,243,777
Ratio of expenses to average net assets	1.02%		1.04%		1.06%		1.12%	1.17%
Ratio of net investment income (loss) to average net assets	0.59%		0.23%		0.00%		(0.06%)	0.04%
Portfolio turnover rate	28%	(2)	26%	(2)	26%	(2)	17%	29%

*	Amount is less than $0.005.

(1)	Net investment income (loss) per share was calculated using average shares outstanding.

(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

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FMI Common Stock Fund – Institutional Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	For the Period from October 31, 2016* to September 30, 2017

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$27.59	$28.85	$24.72
Income from investment operations:
Net investment income (loss)(1)	0.18	0.10	0.03
Net realized and unrealized gain (loss) on investments	0.93	1.79	5.39
Total from investment operations	1.11	1.89	5.42
Less distributions:
Distributions from net investment income	(0.13)	(0.02)	(0.01)
Distributions from net realized gains	(2.15)	(3.13)	(1.28)
Total from distributions	(2.28)	(3.15)	(1.29)
Net asset value, end of period	$26.42	$27.59	$28.85
TOTAL RETURN	5.40%	7.02%	22.43%	(2)
RATIOS/SUPPLEMETAL DATA:
Net assets, end of period (in 000’s $)	448,262	433,491	278,174
Ratio of expenses to average net assets	0.91%	0.94%	0.97%	(3)
Ratio of net investment income (loss) to average net assets	0.71%	0.37%	0.12%	(3)
Portfolio turnover rate(4)	28%	26%	26%

* Inception date.

(1)	Net investment income (loss) per share was calculated using average shares outstanding.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

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FMI International Fund – Investor Class
	Years Ended September 30,
	2019		2018		2017		2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$33.80		$33.59		$30.67		$27.63	$28.64
Income from investment operations:
Net investment income (loss)(1)	0.48		0.48		0.32		0.29	0.25
Net realized and unrealized gain (loss) on investments
	(0.26)		0.28		3.72		3.27	(0.30)
Total from investment operations	0.22		0.76		4.04		3.56	(0.05)
Less distributions:
Distributions from net investment income	(1.32)		(0.10)		(0.91)		(0.51)	(0.58)
Distributions from net realized gains	(0.81)		(0.45)		(0.21)		(0.01)	(0.38)
Total from distributions	(2.13)		(0.55)		(1.12)		(0.52)	(0.96)
Net asset value, end of year	$31.89		$33.80		$33.59		$30.67	$27.63
TOTAL RETURN	1.27%		2.27%		13.66%		13.07%	(0.19%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	2,798,739		3,267,841		5,369,580		5,025,742	2,305,968
Ratio of expenses to average net assets	0.90%		0.90%		0.91%		0.94%	0.98%
Ratio of net investment income (loss) to average net assets	1.55%		1.43%		1.02%		1.01%	0.87%
Portfolio turnover rate	13%	(2)	21%	(2)	26%	(2)	16%	9%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.

(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

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FMI International Fund – Institutional Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	For the Period from October 31, 2016* to September 30, 2017

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$33.86	$33.62	$30.36
Income from investment operations:
Net investment income (loss)(1)	0.53	0.49	0.35
Net realized and unrealized gain (loss) on investments	(0.27)	0.31	4.04
Total from investment operations	0.26	0.80	4.39
Less distributions:
Distributions from net investment income	(1.38)	(0.11)	(0.92)
Distributions from net realized gains	(0.81)	(0.45)	(0.21)
Total from distributions	(2.19)	(0.56)	(1.13)
Net asset value, end of period	$31.93	$33.86	$33.62
TOTAL RETURN	1.42%	2.40%	14.95%	(2)
RATIOS/SUPPLEMETAL DATA:
Net assets, end of period (in 000’s $)	4,480,109	4,045,361	2,736,673
Ratio of expenses to average net assets	0.76%	0.76%	0.77%	(3)
Ratio of net investment income (loss) to average net assets	1.69%	1.44%	1.19%	(3)
Portfolio turnover rate(4)	13%	21%	26%

*	Inception date.

(1)	Net investment income (loss) per share was calculated using average shares outstanding.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

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Not part of the Prospectus
FMI Funds, Inc.
PRIVACY POLICY
We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates, or others.
We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund	FMI International Fund II – Currency Unhedged Fund
To learn more about the FMI Large Cap Fund, FMI Common Stock Fund, FMI International Fund, and FMI International Fund II – Currency Unhedged, you may want to read the Funds’ SAI which contains additional information about the Funds. Each Fund has incorporated by reference the SAI into this Prospectus. This means that you should consider the contents of the Funds’ SAI to be part of the Prospectus.
You also may learn more about each Fund’s investments by reading the Funds’ annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.
The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling U.S. Bank Global Fund Services at 1-800-811-5311 or by visiting the Funds’ website www.fmifunds.com.
Prospective investors and shareholders who have questions about the Funds may also call the following number or write to the following address.
FMI Funds, Inc.
100 East Wisconsin Avenue,
Suite 2200
Milwaukee, Wisconsin 53202
1-800-811-5311
www.fmifunds.com
The general public can review and copy information about the Funds (including the SAI) on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-07831

FMI Funds, Inc. 1-800-811-5311 www.fmifunds.com

STATEMENT OF ADDITIONAL INFORMATION	January 31, 2020
FMI FUNDS, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
FMI Large Cap Fund
Investor Class (Ticker Symbol: FMIHX)
Institutional Class (Ticker Symbol: FMIQX)
FMI Common Stock Fund
Investor Class (Ticker Symbol: FMIMX)
Institutional Class (Ticker Symbol: FMIUX)
FMI International Fund
Investor Class (Ticker Symbol: FMIJX)
Institutional Class (Ticker Symbol: FMIYX)
FMI International Fund II – Currency Unhedged
Investor Class (Not Available for Sale)
Institutional Class (Ticker Symbol: FMIFX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of FMI Large Cap Fund, FMI Common Stock Fund, FMI International Fund, and FMI International Fund II – Currency Unhedged dated January 31, 2020. Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53202, or by calling 1-800-811-5311. The Prospectus is also available on our website (www.fmifunds.com).
The following financial statements relating to the Investor Class and Institutional Class shares are incorporated by reference to the Annual Report, dated September 30, 2019, of FMI Large Cap Fund, FMI Common Stock Fund, and FMI International Fund as filed with the Securities and Exchange Commission on Form N-CSR on November 1, 2019:
Schedule of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Shareholders may obtain a copy of the Annual Report for the Funds, without charge, by calling 1‑800‑811‑5311.

FMI FUNDS, INC.
No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2020 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.
This Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION
FMI Funds, Inc., a Maryland corporation incorporated on September 5, 1996 (the “Corporation”), is an open-end, management investment company consisting of one diversified portfolio, FMI Common Stock Fund (the “Common Stock Fund”), and three non-diversified portfolios, FMI Large Cap Fund (the “Large Cap Fund”), FMI International Fund (the “International Fund”), and FMI International Fund II – Currency Unhedged (the “International Currency Unhedged Fund”) (collectively the Common Stock Fund, the Large Cap Fund, the International Fund, and the International Currency Unhedged Fund are referred to as the “Funds” and are sometimes individually referred to as a “Fund”). Fiduciary Management, Inc. serves as the investment adviser to the Funds (the “Adviser”). This Statement of Additional Information provides information about the four Funds. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
Each of the Large Cap Fund, the International Fund, and the International Currency Unhedged Fund is a “non-diversified” fund. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer (except U.S. government securities), and with respect to the remaining 50% of its total assets, it is restricted from investing more than 25% of its total assets in the securities of any one issuer. Because a Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, a non-diversified Fund may be more volatile because each stock in which it invests will have greater impact on the Fund’s performance.
The Common Stock Fund became effective on January 31, 2014 and is the successor in interest to another fund (the “Predecessor Common Stock Fund”) having the same name and investment objective that was included as a series of another investment company, FMI Common Stock Fund, Inc., that was also advised by the Common Stock Fund’s investment adviser, Fiduciary Management, Inc. Effective after the close of business on January 31, 2014, the assets and liabilities of the Predecessor Common Stock Fund were transferred to the Common Stock Fund.
The Large Cap Fund, Common Stock Fund, and International Fund offer both Investor Class shares and Institutional Class shares. The International Currency Unhedged Fund currently offers Institutional Class shares. Investor Class shares (when offered) and Institutional Class shares are available to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution or servicing agent that have entered into appropriate arrangements with a Fund. The Investor Class shares and Institutional Class shares represent an interest in the same assets of a Fund, have the same rights and are identical in all material respects except that (1) Investor Class of the Funds (other than the Common Stock Fund) shares may bear distribution fees (but do not currently bear distribution fees) and Investor Class shares are subject to shareholder servicing fees at an annual rate of up to 0.15% of the average daily net assets, or at an annual per account rate approved by the Board of Directors, and Institutional Class shares are not subject to any such fees, (2) Institutional Class shares have a higher minimum initial investment, and (3) the Board of Directors may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares are generally allocated to each such class proportionately (after any applicable base fee to be paid by a class of shares of a Fund attributable to such expense) on the basis of the net asset value of that Class in relation to the net asset value of the applicable Fund.

INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
The Funds have adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of a Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of a Fund.
Large Cap Fund
1.The Large Cap Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or write or invest in put or call options.
2.The Large Cap Fund will not borrow money or issue senior securities except for temporary bank borrowings for emergency or extraordinary purposes, and will not purchase securities while it has any outstanding borrowings.
3.The Large Cap Fund may pledge or hypothecate its assets to secure its borrowings.
4.The Large Cap Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.
5.The Large Cap Fund will not make investments for the purpose of exercising control or management of any company.
6.The Large Cap Fund will not purchase securities of any issuer (other than the United States (sometimes referred to as “U.S.”) or an instrumentality of the United States) if, as a result of such purchase, the Large Cap Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Large Cap Fund’s assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the Large Cap Fund’s total assets may be invested without regard to these limitations.
7.The Large Cap Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.
8.The Large Cap Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of its investment adviser.
9.The Large Cap Fund will not act as an underwriter or distributor of securities other than shares of the Large Cap Fund (except to the extent that the Large Cap Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).
10.The Large Cap Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.
11.The Large Cap Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.
12.The Large Cap Fund will not purchase or sell commodities or commodity contracts.

Common Stock Fund, International Fund, and International Currency Unhedged Fund
1. The Common Stock Fund, the International Fund, and the International Currency Unhedged Fund will not issue senior securities except as permitted under paragraph 2 below or as permitted under the 1940 Act.
2. The Common Stock Fund, the International Fund, and the International Currency Unhedged Fund will not borrow money, except as permitted under the 1940 Act. (For a discussion of each Fund’s strategies related to borrowing, please see “Investment Considerations – Reverse Repurchase Agreements (Borrowing)” and “Borrowing”.)
3. The Common Stock Fund, the International Fund, and the International Currency Unhedged Fund will not pledge, mortgage, hypothecate or otherwise encumber any of their assets, except to secure permitted borrowings.
4. The Common Stock Fund, the International Fund, and the International Currency Unhedged Fund will not purchase or sell commodities, except as permitted by the 1940 Act.
5. The Common Stock Fund, the International Fund, and the International Currency Unhedged Fund will not make loans except as permitted under the 1940 Act.
6. The Common Stock Fund, the International Fund, and the International Currency Unhedged Fund will not purchase or sell real estate (although the Common Stock Fund and the International Fund may each purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein).
7. The Common Stock Fund, the International Fund, and the International Currency Unhedged Fund will not act as an underwriter or distributor of securities other than shares of their respective Fund (except to the extent that the Common Stock Fund, the International Fund, or the International Currency Unhedged Fund may be deemed to be an underwriter within the meaning of the Securities Act, in the disposition of restricted securities).
8. Each of the Common Stock Fund, the International Fund, and the International Currency Unhedged Fund will not invest 25% or more of its total assets at the time of purchase in any securities of issuers in one particular industry or particular group of industries. United States government securities are excluded from this restriction.
Non-Fundamental Investment Restrictions
Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without shareholder approval. These additional restrictions are as follows:
Large Cap Fund
1.The Large Cap Fund will not invest more than 15% of the value of its net assets in illiquid securities.
2.The Large Cap Fund’s investments in warrants will be limited to 5% of the Fund’s net assets. Included within such 5%, but not to exceed 2% of the value of the Large Cap Fund’s net assets, may be warrants which are not listed on either the New York Stock Exchange (the “NYSE”) or the American Stock Exchange, now known as NYSE Amex Equities.

3.The Large Cap Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Large Cap Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Large Cap Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Large Cap Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Large Cap Fund’s net assets would be invested in shares of registered investment companies unless otherwise permitted by exemptions under the 1940 Act or exemptive relief granted by the SEC. See the discussion below of likely exemptions under the 1940 Act on which a Fund may rely.
A Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the Fund not pay any sales charge or service fee in connection with such investment.

Section 12(d)(1)(F) of the 1940 Act provides that the foregoing limitations do not apply to securities purchased or otherwise acquired by a Fund if (1) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (2) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Under Section 12(d)(1)(F), the Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

4.In accordance with the requirements of Rule 35d‑1 under the 1940 Act, it is a non‑fundamental policy of the Large Cap Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Large Cap Fund’s name. If the Corporation’s Board of Directors determines to change this non-fundamental policy for the Large Cap Fund, the Large Cap Fund will provide 60 days’ prior written notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

Common Stock Fund

1.The Common Stock Fund will not invest more than 15% of the value of its net assets in illiquid securities.
2.In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Common Stock Fund to normally invest at least 80% of the value of its net assets in the particular type of investments suggested by the Common Stock Fund’s name. If the Corporation’s Board of Directors determines to change this non-fundamental policy for the Common Stock Fund, the Common Stock Fund will provide 60 days’ prior written notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold face type: “Important Notice Regarding Change in Investment Policy.” If the

notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.
3.The Common Stock Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Common Stock Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Common Stock Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Common Stock Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Common Stock Fund’s net assets would be invested in shares of registered investment companies unless otherwise permitted by exemptions under the 1940 Act or exemptive relief granted by the SEC. See the discussion below of likely exemptions under the 1940 Act on which a Fund may rely.
A Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the Fund not pay any sales charge or service fee in connection with such investment.

Section 12(d)(1)(F) of the 1940 Act provides that the foregoing limitations do not apply to securities purchased or otherwise acquired by a Fund if (1) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (2) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Under Section 12(d)(1)(F), the Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

International Fund and International Currency Unhedged Fund

1. Each of the International Fund and the International Currency Unhedged Fund will not invest more than 15% of the value of its net assets in illiquid securities.
2. Each of the International Fund and the International Currency Unhedged Fund will not purchase securities on margin. However, each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options and other derivative instruments, and each Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in its fundamental investment restriction No. 2.
3. Each of the International Fund and the International Currency Unhedged Fund will not sell securities short or write put and call options, except that each Fund may purchase and sell derivative instruments as described in this Statement of Additional Information.
4. Each of the International Fund and the International Currency Unhedged Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

5. Each of the International Fund and the International Currency Unhedged Fund will normally invest at least 65% of the value of its total assets in equity securities of non-U.S. companies. Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States.
6. Each of the International Fund and the International Currency Unhedged Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of each Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies unless otherwise permitted by exemptions under the 1940 Act or exemptive relief granted by the SEC. See the discussion below of likely exemptions under the 1940 Act on which a Fund may rely.
A Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the Fund not pay any sales charge or service fee in connection with such investment.

Section 12(d)(1)(F) of the 1940 Act provides that the foregoing limitations do not apply to securities purchased or otherwise acquired by a Fund if (1) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (2) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Under Section 12(d)(1)(F), the Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

General Notice
The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions, or non-fundamental restrictions will be deemed to have occurred. Any changes in a Fund’s investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

INVESTMENT CONSIDERATIONS
The Funds’ Prospectus describes each Fund’s principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks. The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.
The Large Cap Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association. In addition, the Fund invests in American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”), which are dollar-denominated securities of foreign issuers traded in the U.S. However, when the Adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Large Cap Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants.
The Common Stock Fund invests mainly in common stocks of small- to medium-capitalization companies (namely, companies with less than $7 billion market capitalization at the time of initial purchase) listed or traded on a national securities exchange or on a national securities association, including common stocks of foreign companies traded as ADRs or ADSs. However, when the Adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Common Stock Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants.
The International Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of foreign companies (also referred to as non- U.S. companies). However, when the Adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the International Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants.
The International Currency Unhedged Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of foreign companies (also referred to as non-U.S. companies). However, when the Adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. The Fund generally will not hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be “currency unhedged.”
The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.
Principal Investment Strategies
Foreign Securities
Each Fund may invest in securities of foreign issuers traded on a foreign securities exchange or in ADRs or ADSs of such issuers, but the Large Cap Fund and Common Stock Fund will limit their investments in such securities to 30% of their respective net assets. Each Fund may invest in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association, and such investments by the Large Cap Fund and Common Stock Fund are not subject to the 30% limitati

on. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments.
Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.
The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and a Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund’s income without providing a tax credit for the Fund’s shareholders. Although the Large Cap Fund and Common Stock Fund intend to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.
In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU, which was extended. Although it is unclear how withdrawal negotiations will be concluded, United Kingdom businesses are increasingly preparing for a disorderly Brexit, which could have severe consequences for the people, businesses and economies of the United Kingdom and the EU, as well as those of the broader global economy. Withdrawal is expected to be followed by a transition period during which businesses and others prepare for the new post-Brexit rules to take effect on January 1, 2021. It is possible that measures could be taken to revote the issue of Brexit, or that portions of the United Kingdom could seek to separate and remain a part of the EU. As a result of the uncertain consequences of Brexit and the political divisions both within the United Kingdom and between the United Kingdom and the EU highlighted by the referendum vote, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.
Investments in ADRs or ADSs. Each Fund may hold securities of U.S. and foreign issuers in the form of ADRs or ADSs. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.
ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the importance of such information may not be reflected in the market value of such securities.
Managing Investment Exposure – (International Fund Only)
The International Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency forward contracts.
The Adviser may use these techniques to adjust the risk and return characteristics of the International Fund’s portfolio. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the International Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the International Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The International Fund may use these techniques for hedging, risk management or portfolio management purposes, but not for speculation.
Managing Investment Exposure – (International Currency Unhedged Fund Only)
The International Currency Unhedged Fund normally does not seek to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar and will be exposed to currency fluctuations. However, the Fund’s investment adviser reserves the right, in response to significant adverse market, economic, political or other conditions, to temporarily hedge all or a portion of the Fund’s currency exposure. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency forward contracts.
The Adviser may use these techniques to adjust the risk and return characteristics of the Fund’s portfolio with regard to emerging markets. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments in emerging markets, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The Fund may use these techniques for hedging, risk management or portfolio management purposes, but not for speculation.
Currency Hedging Transactions . Because the International Fund and the International Currency Unhedged Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of a Fund’s assets from the perspective of U.S. investors. The International Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. The International Currency Unhedged Fund may seek to temporarily protect itself against significant adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that a Fund might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the International Fund and the International Currency Unhedged Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).
A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.
When the International Fund or the International Currency Unhedged Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the International Fund and the International Currency Unhedged Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.
When the Adviser believes that a particular foreign currency may suffer a decline against the U.S. dollar, it may in certain circumstances enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The International Fund and the International Currency Unhedged Fund will not enter into such forward contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of the Fund’s securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts on a temporary basis when it determines that the best interests of the Fund will be served, in response to significant adverse market, economic, political or other conditions.
At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.
If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (namely, if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, the International Fund or the International Currency Unhedged Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceed the amount of foreign currency the Fund is obligated to deliver. A Fund’s dealings in forward foreign currency exchange contracts, if any, will be limited to the transactions described above.
Although each of the International Fund and International Currency Unhedged Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
The International Fund and the International Currency Unhedged Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Options on Securities and Indexes . The International Fund and the International Currency Unhedged Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ stock market.
An option on a security (or “index”) is a contract that gives the purchaser (“holder”) of the option, in return for a premium, the right to buy from (“call”) or sell to (“put”) the seller (“writer”) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
The International Fund and the International Currency Unhedged Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is

“covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.
If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (namely, the same type, exchange, underlying security or index, and exercise price). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.
The International Fund and the International Currency Unhedged Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily by the Fund and are valued at the average of the most recent bid and ask prices.
Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
There can be no assurance that a liquid market will exist when the International Fund or the International Currency Unhedged Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.
Futures Contracts and Options on Futures Contracts . The International Fund and the International Currency Unhedged Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. A Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures con tracts possess many of the same characteristics as options on securities, indexes and foreign currencies, as previously discussed.
The International Fund and the International Currency Unhedged Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The International Fund and the International Currency Unhedged Fund will not use these instruments for speculative purposes. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.
The International Fund and the International Currency Unhedged Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money) do not exceed 5% of a Fund’s net assets.
To avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis. (A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.)
There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.
Non-Principal Investment Strategies
Investment Grade Investments
Each Fund may invest in publicly distributed debt securities and nonconvertible preferred stocks which offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. Each Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”), or “BBB-” or better by Standard & Poor’s Rating Service (“Standard & Poor’s”). Each Fund may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. If a security is downgraded below “Baa3” or “BBB-”, the Adviser will consider whether to dispose of the security.
Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. A description of the foregoing ratings is set forth in “Description of Securities Ratings.” Although “Baa3” and “BBB-” rated securities are investment grade, they may have speculative characteristics.
The principal risks associated with investments in debt securities are interest rate risk and credit risk. Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise. Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations. Credit risk is the risk that the issuers of debt securities held by a Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.
LIBOR
Many debt securities, derivatives and other financial instruments utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR came under pressure following manipulation allegations. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England.
In July 2017, the Financial Conduct Authority, the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three and one-half year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Foreign Securities
As discussed previously, the International Fund and the International Currency Unhedged Fund may invest in foreign securities. See “Investment Considerations – Principal Investment Strategies – Foreign Securities.” In connection with such investments, the International Fund and the International Currency Unhedged Fund may, as a non-principal investment strategy, invest in emerging markets. The risks of such investments are discussed below.
Emerging Markets.
The International Fund and the International Currency Unhedged Fund may from time to time invest in emerging and less developed markets (“emerging markets”) securities. The Adviser considers emerging markets to be those markets in any country other than Canada, Luxembourg, the United States, and the countries comprising the MSCI EAFE ® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater unce rtainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.
Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.
Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect such assets held by a Fund should any of those conditions recur. In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.
Preferred Stocks
Each Fund may invest in preferred stocks, both convertible and nonconvertible. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks (namely, the value of the nonconvertible preferred stock rises when interest rates fall and falls when interest rates rise), while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.
Warrants
Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised or sold prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.
Money Market Instruments
Each Fund may invest in cash and money market securities, including money market demand accounts which offer many of the same advantages as commercial paper master notes. Investments with a money market deposit account will be limited to accounts with Federal Deposit Insurance Corporation insured banks.
The Funds may invest in cash and money market securities when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which a Fund invests include conservative fixed-income securities, such as United States Treasury Bills, deposit accounts, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100 million at the time of purchase), commercial paper rated A‑1 or A‑2 by Standard & Poor’s, or Prime‑1 or Prime‑2 by Moody’s, commercial paper master notes and repurchase agreements.
Each Fund may invest in commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. The principal investment risk associated with a Fund’s investments in commercial paper and commercial paper master notes is credit risk.
Repurchase Agreements (Lending)
Each Fund may enter into repurchase agreements, a form of lending. Under repurchase agreements, the Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price. This results in a fixed rate of return for the Fund insulated from market fluctuations during such period. Repurchase agreements maturing in more than seven days are considered illiquid securities. Each Fund will not invest over 5% of its net assets in repurchase agreements with maturities of more than seven days.
Each Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. The principal investment risk associated with a Fund’s investments in repurchase agreements is credit risk. There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.
Illiquid Securities
Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund will take into account relevant market, trading and investment specific considerations when determining whether a security is an illiquid security. Illiquid securities may include those securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.
The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4 of the 1940 Act, and the Directors have approved the Adviser’s Trading Practices Committee to serve as the administrator of the liquidity risk management program, provided that such Committee is chaired by an officer of the Adviser. The Directors will review no less frequently than annually a written report prepared by the liquidity risk management program administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. Costs associated with complying with the rule could impact the Funds’ performance and their ability to achieve their investment objective.
Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.
Registered Investment Companies
Each Fund may from time to time invest in shares of registered investment companies. If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.
Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which a Fund invests.  By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, such Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.
Investment decisions by the investment advisers to the registered investment companies in which a Fund invests are made independently of the Fund and the Adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which such Fund invests. As a result, such Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.
Borrowing
The Large Cap Fund may make temporary bank borrowings for emergency or extraordinary purposes, while each of the Common Stock Fund, the International Fund, and the International Currency Unhedged Fund are permitted to borrow money to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow money from a bank for any purpose up to 33 1/3 % of its total assets. To limit the risks attendant to borrowing, a Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. To the extent a Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of a Fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate a Fund’s net investment income in any given period.
Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings. Pledging or otherwise encumbering Fund assets entails certain risks. For instance, a Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.
Convertible Securities
Each Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company, if the market price of the underlying common stock increases.
The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (namely, strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates (namely, the investment value of the convertible security rises when the interest rates fall and falls when the interest rates rise). However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.
If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common shareholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.
A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.
A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.
Reverse Repurchase Agreements (Borrowing) – (Common Stock Fund, International Fund, and International Currency Unhedged Fund Only)
Each of the Common Stock Fund, the International Fund, and the International Currency Unhedged Fund may borrow money to the extent permitted by the 1940 Act, including through reverse repurchase agreements. The 1940 Act currently permits a Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed. Also, under the 1940 Act, a reverse repurchase agreement is not considered to constitute the prohibited issuance of a senior security by a Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements (a “covered reverse repurchase agreement”), and a covered reverse repurchase agreement is not considered to be subject to the 300% asset coverage requirement.
In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. government or other liquid securities that have a value equal to the repurchase price. The aggregate value of a Fund’s outstanding borrowings, including reverse repurchase agreements that are not covered reverse repurchase agreements, may not exceed 33 1/3% of the value of a Fund’s total assets.
As discussed previously, a Fund may not invest more than 15% of its net assets in illiquid securities. Reverse repurchase agreements maturing in more than seven days are considered illiquid.

Securities Lending – (Each Fund except the Large Cap Fund)
In order to generate additional income, each Fund (except for the Large Cap Fund) may lend portfolio securities constituting up to 33 1/3% of their respective total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower, at all times during the loan, must maintain with the Fund cash, U.S. Government securities or equivalent collateral or provide to the Fund an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each Fund does not have the right to vote securities on a loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.
The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. Each Fund will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.
Cybersecurity Considerations
With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause a Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service a Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cybersecurity incidents affecting the Adviser, other service providers to the Funds or their shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their shareholders, interference with the Funds’ ability to calculate their net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Funds to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties.

PORTFOLIO TURNOVER
Each Fund does not trade actively for short-term profits. However, if the objectives of a Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.
A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The International Currency Unhedged Fund is newly organized, and portfolio turnover information is not yet available. The Funds had the following turnover rates for the past two years:

	Fiscal Year Ended September 30,
Fund	2019	2018
Large Cap Fund	20%	25%
Common Stock Fund	28%	26%
International Fund	13%	21%
DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds maintain written policies and procedures as described below regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of each Fund’s shareholders. The Funds’ Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Funds’ portfolio holdings disclosure procedures. The Board of Directors or the Funds’ Chief Compliance Officer may authorize the disclosure of a Fund’s portfolio holdings prior to the public disclosure of such information.
The Funds may not receive any compensation for providing their portfolio holdings information to any category of persons. The Funds generally do not provide their portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Funds’ website (as described below). The Funds may not pay any of these rating and ranking organizations. The disclosure of the Funds’ portfolio holdings to the Funds’ service providers is discussed below.
There may be instances where the interests of the shareholders of the Funds regarding the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds. In such situations, the Funds’ Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board of Directors will determine whether or not to allow such disclosure.
Disclosure to Fund Service Providers
The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolio holdings from time to time, on an ongoing basis. As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. There is no set frequency at which this information is provided to the Funds’ service providers, as it is only provided on an as needed basis in connection with their services to the Funds, and the need for such disclosure arises from time to time throughout the year. As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Funds’ portfolio unless specifically authorized by the Funds.
As an example, the Funds’ administrator is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of the Funds. The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm to review each Fund’s portfolio. In addition to the Funds’ administrator, the Funds’ custodian also maintains an up-to-date list of each Fund’s holdings. The third party service providers to whom the Funds provide non-public portfolio holdings information are the Funds’ administrator and transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Funds’ independent registered public accounting firm, Cohen & Company, Ltd., the Funds’ legal counsel, Foley & Lardner LLP, the Funds’ distributor, Rafferty Capital Markets, LLC, and the Funds’ custodian, U.S. Bank, N.A. The Funds may also provide non-public portfolio holdings information to the Funds’ financial printer in connection with the preparation, distribution and filing of the Funds’ financial reports and public filings, and other service providers assisting with regulatory requirements ( e.g., liquidity classifications and regulatory filing data).
Website Disclosure and Other Public Disclosure
The complete portfolio holdings for the Funds are publicly available on the Funds’ website (www.fmifunds.com) approximately 10 business days after the end of each quarter. In addition, top ten holdings information for each Fund is publicly available on the Funds’ website approximately 10 to 45 business days after the end of each quarter.
The disclosure referenced above is in addition to the portfolio disclosure in the annual, semiannual, December quarter, and June quarter shareholder reports and on Part F of Form N-PORT, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end. Monthly portfolio disclosures are filed with the Securities and Exchange Commission on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.
The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain of the Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Funds’ portfolio holdings disclosure policies.

DIRECTORS AND OFFICERS OF THE FUNDS
Management Information
As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The Funds comprise a “Fund Complex,” as such term is defined in the 1940 Act. Certain important information with respect to each of the current directors and officers of the Corporation are as follows (ages and other directorships are as of January 31, 2020):

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Interested Directors
John S. Brandser, (1) 58 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2013 (Indefinite term); President and Treasurer since 2017 (One year term for each office); 4 Portfolios.	Mr. Brandser is President, Secretary, Chief Operating Officer and Chief Compliance Officer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since March 1995.	None

Patrick J. English, (1) 59 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); Vice President since 2001 (One year term); Secretary since 2017 (One year term); 4 Portfolios.	Mr. English is Chairman, Chief Executive Officer, Chief Investment Officer and Treasurer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since December 1986.	None

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Non-Interested Directors
Barry K. Allen, 71 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 4 Portfolios.
Mr. Allen is President of Allen Enterprises, LLC (Boca Grande, FL), a private equity investments and management company, and Operating Partner for Providence Equity Partners (Providence, RI) since September 2007.
BCE Inc. (Bell Canada Enterprise) and CDW Corp.

Robert C. Arzbaecher, 60 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2007 (Indefinite term); 4 Portfolios.	Mr. Arzbaecher retired as Chairman and Chief Executive Officer of Actuant Corporation (Menomonee Falls, WI) in March 2016.	CF Industries Holdings, Inc.

Lawrence J. Burnett, 62 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2016 (Indefinite term); 4 Portfolios.	Mr. Burnett is a shareholder and employee of Reinhart Boerner Van Deuren s.c. (Milwaukee, WI), a law firm since 1982. Mr. Burnett is also the Co-Chair of Reinhart Boerner’s business law department.	None

Rebecca W. House, 46 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since, 2017 (Indefinite term); 4 Portfolios.
Ms. House is Senior Vice President, General Counsel and Secretary at Rockwell Automation, Inc., an industrial automation company, since January 2017. From October 2010 to December 2016, Ms. House was Assistant General Counsel at Harley-Davidson, Inc., a motorcycle manufacturer.
None

Paul S. Shain, 57 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 4 Portfolios.	Mr. Shain is President and Chief Executive Officer of Singlewire Software, LLC (Madison, WI), a provider of IP-based paging and emergency notification systems, since April 2009.	None

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Non-Interested Directors
Robert J. Venable, 56 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2016 (Indefinite term); 4 Portfolios.	Mr. Venable is President and COO of Charter Manufacturing (Mequon, WI), a privately held steel and iron manufacturing company, where he has been employed since July 2013.	None

Name, Address and Age	Position(s), Term of Office, Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Other Officers
Lauren Grebe, 33 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Chief Compliance Officer since 2017 (at Discretion of Board).
Ms. Grebe is Chief Compliance Officer of the Funds since March 2017, and was previously a Compliance Officer of the Funds since June 2016. From August 2009 to June 2016, Ms. Grebe was employed by PricewaterhouseCoopers, LLP, auditing clients in the asset management industry.
Not Applicable
____________________

(1)
Messrs. Brandser and English are directors who are “interested persons” of the Corporation as that term is defined in the 1940 Act because they are officers or former officers of the Corporation and the Adviser.

Board Committees
The Corporation’s Board of Directors has created an audit committee whose members consist of Messrs. Allen, Arzbaecher, Burnett, Shain and Venable, and Ms. House, all of whom are non-interested directors. The primary functions of the audit committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ auditors and financial records. See below for a more detailed discussion of the audit committee’s responsibilities. The Board of Directors has no other committees.

The Corporation’s Board of Directors met four times during the fiscal year ended September 30, 2019, and all of the directors then serving attended each of those meetings. The audit committee met one time during the fiscal year ended September 30, 2019, and all of the members of the committee then serving attended that meeting.
In overseeing the independent registered public accounting firm (the “Auditor”), the audit committee:

•	reviews the Auditor’s independence from the Funds and management, and from the Adviser;

•
reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence;

•	reviews the Auditor’s performance, qualifications and quality control procedures;

•	reviews the scope of and overall plans for the annual audit;

•	consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management;

•
reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the CEO and CFO; and

•	reviews significant legal developments and the Funds’ processes for monitoring compliance with law and compliance policies.
The audit committee also evaluates the effectiveness of the Auditor. As part of this evaluation, in the audit committee’s meetings with representatives of the Auditor, the audit committee asks them to address, and discusses their responses to, questions that the audit committee believes are relevant to its oversight. For example, these questions may include questions similar to the following:

•
Are there any significant accounting judgments or estimates made by management in preparing the financial statements that would have been made differently had the Auditor prepared and been responsible for the financial statements?

•
Based on the Auditor’s experience and its knowledge of the Funds, do the Funds’ financial statements fairly present to investors, with clarity and completeness, the Funds’ financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•	Based on the Auditor’s experience and their knowledge of the Funds, have the Funds implemented internal controls that are appropriate for the Funds?
The audit committee is also responsible for determining each year whether to reappoint the Auditors as the Funds’ independent registered public accounting firm. In making this determination, the audit committee takes into consideration a number of factors, including the following:

•	the length of time the Auditor has been engaged by the Funds as the independent registered public accounting firm;

•	the Auditor’s historical and recent performance on the audit;

•	an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor;

•	the quality of the audit committee’s ongoing discussions with the Auditor;

•	an analysis of the Auditor’s known legal risks and significant proceedings;

•	external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on the Auditor and its peer firms; and

•	the Auditor’s independence.
Based on the audit committee’s evaluation, the audit committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the Funds and their shareholders to retain the Auditor to serve as the independent registered public accounting firm.
Qualification of Directors
Patrick J. English has served as a director of the Corporation since 2001 and John S. Brandser has served as a director of the Corporation since 2013. Mr. English’s and Mr. Brandser’s current experience and skills as portfolio managers of the Funds led to the conclusion that they should serve as directors. Barry K. Allen’s experience with regulated industries, most recently as president of a private equity investments and management company, has provided him with a solid understanding of regulated entities like the Corporation, enabling him to provide the Board of Directors with valuable input and oversight. Robert C. Arzbaecher’s long experience as the chief executive officer of a manufacturing company has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board of Directors. Lawrence J. Burnett has been a practicing lawyer since 1982, focusing on mergers and acquisitions and general business consultation. As a lawyer, he has experience advising on strategic considerations, growing capital and addressing and resolving issues that confront businesses. This experience allows him to help the Funds address issues that arise, and his legal background allows him to be a valuable resource in considering and addressing regulatory developments that confront the Funds. Rebecca W. House’s experience as senior vice president, general counsel and secretary of a large, public industrial automation company has equipped her to provide valuable insight on general litigation, business consultation, compliance and global business management matters. Specifically, this experience allows her to help the Funds address the complex business, compliance and regulatory issues that they confront. Paul S. Shain’s experience in the technology industry, most recently as the chief executive officer of an IP-based paging and emergency notification systems, has sharpened his financial and operational knowledge, and he brings these assets to the Board of Directors in a relatable, effective way. Robert J. Venable’s experience serving on the investment committees of private equity funds, combined with his experience in senior leadership roles, has provided him with a good understanding of the investment process and experience considering and addressing challenges that companies experience. This experience allows him to serve as a resource in assessing the Funds’ compliance and adherence to their investment strategies and policies. These experiences have also helped him hone his understanding of financial statements, which are valuable for reviewing and assessing the Funds’ financial statements and results. Each of Messrs. Allen, Arzbaecher, Burnett, Shain, and Venable, and Ms. House, takes a conservative and thoughtful approach to addressing issues facing the Funds. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Allen, Arzbaecher, Burnett, Shain, and Venable, and Ms. House, should serve as a director.
Board Leadership Structure
The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Funds. The Board of Directors has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Corporation and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board of Directors has established an audit committee to assist the Board of Directors in performing its oversight responsibilities.
The Corporation does not have a Chairman of the Board, nor does the Corporation have a lead non‑interested director. The President of the Corporation is the presiding officer at all Board of Directors meetings and sets the agenda for the Board of Directors meetings, with input from the other directors and officers of the Corporation. The Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the responsibilities of the Board of Directors.

Board Oversight of Risk
Through its direct oversight role, and indirectly through the audit committee, and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board of Directors, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board of Directors regarding compliance matters for the Funds and their service providers.
As referenced above, the audit committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ chief compliance officer.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.
Board Compensation
The Corporation’s current standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $10,650 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $7,500.

The following table sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30, 2019 and total compensation paid by the Corporation and the Fund Complex to each of the directors of the Corporation for the fiscal year ended September 30, 2019.
Compensation Table

Name of Person	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
Interested Directors
John S. Brandser	$0	$0	$0	$0
Patrick J. English	$0	$0	$0	$0
Non-Interested Directors
Barry K. Allen	$50,100	$0	$0	$50,100
Robert C. Arzbaecher	$50,100	$0	$0	$50,100
Lawrence J. Burnett	$50,100	$0	$0	$50,100
Rebecca W. House	$50,100	$0	$0	$50,100
Paul S. Shain	$50,100	$0	$0	$50,100
Robert J. Venable	$50,100	$0	$0	$50,100

*	Director fees and expenses are allocated among the Funds in the Corporation.
Code of Ethics
The Corporation, the Adviser and the Distributor have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, subject to certain conditions. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds.
Proxy Voting Policies
The Funds vote proxies in accordance with the Adviser’s proxy voting policy. In general the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer. The Adviser generally votes in favor of the re-election of directors and the appointment of auditors. The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights. The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights. Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon. The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which it believes do not. The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked for lower level employees. The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated. The Adviser generally supports management with respect to social issues (namely, issues relating to the environment, labor, etc.).

In the event that a vote presents a conflict of interest between the interests of a Fund and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the NYSE. On other issues, the Adviser will disclose the conflict to the Board of Directors and vote as the Board of Directors directs. If the Adviser receives no direction from the Board of Directors, the Adviser will abstain from voting.
Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at the Funds’ website at http://www.fmifunds.com or the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.
Ownership of Board Members in Fund and Fund Complex
The following table sets forth the dollar range of shares of the Funds beneficially owned by each current director as of December 31, 2019, which is also the valuation date, using the following ranges: None; $1-$10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000.

Name of Director or Nominee	Large Cap Fund	Common Stock Fund	International Fund	International Fund II - Currency Unhedged	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies
Interested Directors
John S. Brandser	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Patrick J. English	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Non-Interested Directors
Barry K. Allen	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000
Robert C. Arzbaecher	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000
Lawrence J. Burnett	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000	None	Over $100,000
Rebecca W. House	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	None	Over $100,000
Paul S. Shain	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000
Robert J. Venable	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000	None	Over $100,000
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Set forth below are the names, addresses, and percentage of ownership of each person who owns of record or is known to own beneficially 5% or more of the Investor Class shares or the Institutional Class shares of a Fund. These holders are referred to as principal shareholders.
As of December 31, 2019, the Officers and Directors as a group owned less than 1.0% of the outstanding Investor Class shares of the Large Cap Fund, Common Stock Fund, and International Fund.
As of December 31, 2019, the Officers and Directors as a group, which includes shares over which Mr. English and Mr. Brandser share voting power, owned 1.0% of the outstanding Institutional Class shares of the Large Cap Fund, approximately 3.4% of the outstanding Institutional Class shares of the Common Stock Fund, less than 1.0% of the outstanding Institutional Class shares of the International Fund and 30.1% of the outstanding Institutional Class shares of the International Currency Unhedged Fund.
Other than with regard to the International Currency Unhedged Fund, no person is deemed to “control” a Fund, as that term is defined in the 1940 Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s Investor Class and Institutional Class shares, on a combined basis, or who acknowledges the existence of control. With regard to the International Currency Unhedged Fund, while certain officers or the officers as a group may be deemed control persons, the Fund is newly organized, having launched on December 31, 2019, and is not currently reporting control persons and principal holders. The Corporation does not control any person.

Large Cap Fund – Investor Class Shares
Name and Address	Percent of Fund	Nature of Ownership
National Financial Services, LLC For The Exclusive Benefit of our Customers Attn Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	40.72%	Record

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	39.12%	Record

Large Cap Fund – Institutional Class Shares
Name and Address	Percent of Fund	Nature of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	37.13%	Record

National Financial Services, LLC For The Exclusive Benefit of our Customers Attn Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	25.15%	Record

SEI Private Trust Company Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	6.33%	Record

Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.67%	Record

Common Stock Fund – Investor Class Shares
Name and Address	Percent of Fund	Nature of Ownership
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	32.25%	Record

National Financial Services, LLC For The Exclusive Benefit of our Customers Attn Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	26.24%	Record

Ameritas Life Insurance Separate Account D Attn: Variable Trades 5900 O St Lincoln, NE 68510-2234	5.30%	Record

Common Stock Fund – Institutional Class Shares
Name and Address	Percent of Fund	Nature of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	29.81%	Record

National Financial Services, LLC For The Exclusive Benefit of our Customers Attn Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	22.34%	Record

MITRA & Co. c/o BMO Harris Bank Attn: Mutual Funds 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	10.44%	Record

Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.47%	Record

International Fund – Investor Class Shares
Name and Address	Percent of Fund	Nature of Ownership
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	46.81%	Record

National Financial Services, LLC For The Exclusive Benefit of our Customers Attn Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	32.73%	Record

TD Ameritrade, Inc. Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.99%	Record

International Fund – Institutional Class Shares
Name and Address	Percent of Fund	Nature of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	48.13%	Record

Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	21.00%	Record

National Financial Services, LLC For The Exclusive Benefit of our Customers Attn Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	13.44%	Record
INVESTMENT ADVISER, PORTFOLIO MANAGEMENT
COMMITTEE AND ADMINISTRATOR
The investment adviser to each Fund is Fiduciary Management, Inc.
Investment Adviser
The Adviser is a Wisconsin corporation and a registered investment adviser. The Adviser is controlled by Ted D. Kellner and Patrick J. English. The Adviser’s executive officers include Mr. Patrick J. English, Chairman, Chief Executive Officer, Chief Investment Officer and Treasurer; Mr. John S. Brandser, President, Secretary, Chief Operating Officer and Chief Compliance Officer; and Mr. Bladen J. Burns, Senior Vice President. The directors of the Adviser are Messrs. Kellner, English and Brandser.
Pursuant to an investment advisory agreement between each Fund and the Adviser, as amended to date (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser supervises and manages the investment portfolio of the Funds and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund’s investment portfolio.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing each Fund’s investments, and bears all sales and promotional expenses of the Funds, other than distribution expenses paid by the Large Cap Fund, the International Fund, and the International Currency Unhedged Fund pursuant to the Large Cap Fund’s Service and Distribution Plan, the International Fund’s Service and Distribution Plan, and the International Currency Unhedged Fund’s Service and Distribution Plan, if any, and expenses incurred in complying with laws regulating the issue or sale of securities.
The Adviser receives, effective as of December 31, 2019, an annual fee for the International Currency Unhedged Fund as follows:
International Currency Unhedged Fund

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$2,500,000,000	0.75%
$2,500,000,001-$5,000,000,000	0.70%
$5,000,000,001-$10,000,000,000	0.65%
Over $10,000,000,000	0.60%
The Adviser receives, effective as of January 1, 2019, an annual fee for each Fund as follows:
Large Cap Fund

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$2,500,000,000	0.65%
$2,500,000,001-$5,000,000,000	0.60%
Over $5,000,000,000	0.55%
Common Stock Fund

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$500,000,000	0.85%
$500,000,001-$1,000,000,000	0.80%
Over $1,000,000,000	0.75%
International Fund

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$2,500,000,000	0.75%
$2,500,000,001-$5,000,000,000	0.70%
$5,000,000,001-$10,000,000,000	0.65%
Over $10,000,000,000	0.60%
From February 1, 2017 to December 31, 2018, the Adviser was entitled to receive an annual fee for each Fund as follows:

Large Cap Fund

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$2,500,000,000	0.70%
$2,500,000,001-$5,000,000,000	0.65%
Over $5,000,000,000	0.60%
Common Stock Fund

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$500,000,000	0.90%
$500,000,001-$1,000,000,000	0.85%
Over $1,000,000,000	0.80%
International Fund

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$2,500,000,000	0.75%
$2,500,000,001-$5,000,000,000	0.70%
$5,000,000,001-$10,000,000,000	0.65%
Over $10,000,000,000	0.60%
From January 1, 2016 to January 31, 2017, the Adviser was entitled to receive a fee computed and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets were used:
Large Cap Fund and International Fund

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$2,500,000,000	0.75%
$2,500,000,001-$5,000,000,000	0.70%
$5,000,000,001-$10,000,000,000	0.65%
Over $10,000,000,000	0.60%
Common Stock Fund

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$500,000,000	0.95%
$500,000,001-$1,000,000,000	0.90%
$1,000,000,001-$1,500,000,000	0.85%
Over $1,500,000,000	0.80%
Each Fund pays all of its expenses not assumed by the Adviser pursuant to its Advisory Agreement or the administration agreement, including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions. Each Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Funds, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Funds’ assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.
The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) in order to limit each Fund’s total expenses for Investor Class and Institutional Class shares as follows:

	Investor Class	Institutional Class
Large Cap Fund	1.20%	1.10%
Common Stock Fund	1.30%	1.20%
International Fund	1.75%	1.65%
International Currency Unhedged Fund (1)	1.75%	1.65%
(1) The Adviser has voluntarily agreed to reimburse the International Currency Unhedged Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 0.90% at least through January 31, 2021.

Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.
The following table shows the amount of advisory fees paid by each Fund to the Adviser for the fiscal periods shown. The International Currency Unhedged Fund is new, and has not accrued any advisory fees as of the date of this SAI.

	Advisory Fees Accrued	Waived Fees and/or Expenses Reimbursed by Adviser	Recouped Fees and Expenses	Net Fees paid to the Adviser
Large Cap Fund
Year Ended September 30, 2019	$32,871,765	$0	$0	$32,871,765
Year Ended September 30, 2018	$41,837,176	$0	$0	$41,837,176
Year Ended September 30, 2017	$43,974,033	$0	$0	$43,974,033

Common Stock Fund
Year Ended September 20, 2019	$8,047,811	$0	$0	$8,047,811
Year Ended September 30, 2018	$9,305,820	$0	$0	$9,305,820
Year Ended September 30, 2017	$9,057,284	$0	$0	$9,057,284

International Fund
Year Ended September 30, 2019	$48,894,827	$0	$0	$48,894,827
Year Ended September 30, 2018	$53,445,595	$0	$0	$53,445,595
Year Ended September 30, 2017	$49,173,413	$0	$0	$49,173,413

Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement, or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.
The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.” None of the non-interested directors, nor any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.
Portfolio Management Committee
The Funds’ investment decisions are made by a Portfolio Management Committee, which is comprised of Patrick J. English, CFA ® , John S. Brandser, Jonathan T. Bloom, CFA ® , Robert M. Helf, CFA ® , Benjamin D. Karek, Andy P. Ramer, CFA ® , Daniel G. Sievers, CFA ® , Matthew T. Sullivan, CFA ® , Jordan S. Teschendorf, CFA ® , and Dain C. Tofson, CFA ® (“PMC”). CFA ® is a registered trademark owned by the CFA Institute.
The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of each Fund’s portfolio. These portfolio managers to the Funds share joint responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other jointly-managed accounts is set forth below in the following table (none of the other jointly-managed accounts have performance-based fees). The number of accounts and assets shown is as of September 30, 2019. No member of the PMC manages any other accounts.

Number of Other Accounts Managed and Total Assets by Account Type
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2	6	1,265
$209 million	$705 million	$8.6 billion
The portfolio managers of the Funds are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of a Fund or the value of a Fund’s assets. The compensation of each member of the PMC is structured in the same way other than the compensation of Mr. English. The following table outlines the forms of compensation paid to each portfolio manager.

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Patrick J. English	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company

Other PMC Members	Salary/Bonus	Adviser	Salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of September 30, 2019, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of PMC Member	Large Cap Fund	Common Stock Fund	International Fund	International Currency Unhedged Fund
Patrick J. English, CFA®	Over $1,000,000	Over $1,000,000	Over $1,000,000	None
John S. Brandser	$500,001-$1,000,000	$100,001-$500,000	$500,001-$1,000,000	None
Jonathan T. Bloom, CFA®	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000	None
Robert M. Helf, CFA®	Over $1,000,000	$500,001 - $1,000,000	Over $1,000,000	None
Benjamin D. Karek	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000	None
Andy P. Ramer, CFA®	Over $1,000,000	$100,001-$500,000	Over $1,000,000	None
Daniel G. Sievers, CFA®	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000	None
Matthew T. Sullivan, CFA®	$100,001-$500,000	$50,001-$100,000	$50,001-$100,000	None
Jordan S. Teschendorf, CFA®	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	None
Dain C. Tofson, CFA®	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	None
Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator to the Funds. In connection with its duties as administrator, Fund Services prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates each Fund’s net asset value, responds to shareholder inquiries, prepares each Fund’s financial statements, prepares reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund’s financial accounts and records and generally assists in all aspects of the Funds’ operations. For these services, Fund Services receives an asset-based fee.
The table below shows the amount of fees paid by the Large Cap Fund, Common Stock Fund, and International Fund to Fund Services for administration and accounting services for the fiscal periods shown.

The International Currency Unhedged Fund is new and did not pay any fees as of the fiscal year ended September 30, 2019.

Fiscal Period	Large Cap Fund	Common Stock Fund	International Fund
Year Ended September 30, 2019	$1,043,769	$218,543	$1,376,731
Year Ended September 30, 2018	$1,725,899	$321,154	$2,078,198
Year Ended September 30, 2017	$1,798,254	$305,726	$1,921,906
Term of Agreements and Liability
Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of a Fund’s shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that it shall be automatically terminated if it is assigned.
The administration agreement may be terminated by either the Funds or Fund Services upon giving 90 days prior written notice to the other party.
The Advisory Agreements and the administration agreement provide that neither the Adviser nor Fund Services shall be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements and the administration agreement also provide that the Adviser, Fund Services and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.
DETERMINATION OF NET ASSET VALUE
The net asset value of a Fund will normally be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies.
Each Fund’s net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares. The net asset value is determined by adding the value of a Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Due to the fact that different expenses are charged to the Institutional Class and Investor Class shares of a Fund, the net asset value of the two classes of a Fund may vary. In determining the net asset value of a Fund’s shares, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the current day last sale price reported by the principal securities exchange on which the issue is traded. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter are valued at the close price, if not close, then at the latest bid price. Unlisted equity securities for which market quotations are readily available are valued at the closing price, and if the closing price is not available, then at the most recent bid price. For the International Fund and International Currency Unhedged Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices.

Any securities for which there are no readily available market quotations, will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors. Debt instruments including, but not limited to, U.S. Treasury Securities, are generally valued at the evaluated bid price provided by a Pricing Source, unless its use would be inappropriate due to credit or other impairments of the issuer, in which case the securities will be valued at a fair value price provided by the Adviser. Bank deposits are valued at acquisition cost which approximates fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; and (d) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.
The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. In determining fair value, the Board of Directors considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board of Directors utilizes a service provided by an independent third party to assist in fair valuation of certain securities.
The International Fund and the International Currency Unhedged Fund may invest in securities principally traded in markets outside the U.S. The foreign markets in which a Fund may invest are sometimes open on days when the NYSE is not open and the Fund does not calculate its net asset value, and sometimes are not open on days when the Fund does calculate its net asset value. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Fund calculates its nets asset value. So, the value of the International Fund’s or the International Currency Unhedged Fund’s portfolio may be affected on days when a Fund does not calculate its net asset value and you cannot purchase or redeem Fund shares.
Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. The Funds may use a systematic fair valuation methodology provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. On any business day of a Fund on which the principal exchange in which a foreign security is traded is closed (for example, a local holiday), but trading occurs in the U.S. on either a national exchange or over-the-counter as reported by the exchange or through NASDAQ, respectively, then the last sales price from such source shall be used. If no sales price is available from such source, then the prior day’s valuation of the security may be used.

DISTRIBUTION OF SHARES
Large Cap Fund, International Fund, International Currency Unhedged Fund
The Large Cap Fund, International Fund, and International Currency Unhedged Fund have adopted, but not yet implemented, a Service and Distribution Plan (the “Plan”) in anticipation that the Large Cap Fund, International Fund, and International Currency Unhedged Fund will benefit from the Plan through increased sales of shares, thereby reducing the expense ratios of the Large Cap Fund, International Fund, and International Currency Unhedged Fund and providing greater flexibility in portfolio management. The Plan authorizes payments by the Large Cap Fund, International Fund, and International Currency Unhedged Fund in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets of the Investor Class shares (when offered) of the Large Cap Fund, International Fund, and International Currency Unhedged Fund. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Investor Class shares (when offered) of the Large Cap Fund, International Fund, and International Currency Unhedged Fund may be spent by such funds on any activities or expenses primarily intended to result in the sale of shares of such funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.
The Plan permits the Large Cap Fund, International Fund, and International Currency Unhedged Fund to employ a distributor of their shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Large Cap Fund, International Fund, and International Currency Unhedged Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the shares of the Large Cap Fund, International Fund, and International Currency Unhedged Fund, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. If a distributor is employed by the Large Cap Fund, International Fund, and/or International Currency Unhedged Fund, the distributor will directly bear all sales and promotional expenses of the Large Cap Fund, International Fund, and/or International Currency Unhedged Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (In such event, the Large Cap Fund, International Fund, and International Currency Unhedged Fund will indirectly bear sales and promotional expenses to the extent they make payments under the Plan.) To the extent any activity is one which the Large Cap Fund, International Fund, and International Currency Unhedged Fund may finance without a plan pursuant to Rule 12b-1, such fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.
The Plan may be terminated by the Large Cap Fund, International Fund, or International Currency Unhedged Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Large Cap Fund, International Fund, or International Currency Unhedged Fund. Messrs. Allen, Arzbaecher, Burnett, Shain, Venable, and Ms. House, are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Large Cap Fund, International Fund, or International Currency Unhedged Fund provided for in the Plan requires approval of the shareholders of the Large Cap Fund, International Fund, or International Currency Unhedged Fund and the Board of Directors, including the Rule 12b-1 Directors.
While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Large Cap Fund, International Fund, and International Currency Unhedged Fund have not incurred any distribution costs under the Plan as of the fiscal year ended September 30, 2019.
As noted above, the Funds have not implemented the Plan. If the Plan is implemented in the future, you should be aware that because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.
Common Stock Fund
The Common Stock Fund is a no-load fund and as such offers its shares directly to the public. Additionally, the Common Stock Fund may enter into agreements with broker-dealers, financial institutions or other service providers that may include the Common Stock Fund as an investment alternative in the programs they offer or administer. Pursuant to the terms of the distribution agreement, the Adviser compensates the Common Stock Fund’s distributor for the services that the distributor provides to the Common Stock Fund.
Shareholder Servicing Plan and Revenue Sharing
Each Fund has adopted a shareholder servicing plan. Under the shareholder servicing plan, the Investor Class shares (when offered) of the Funds may pay certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) at an annual rate of up to 0.15% of the average daily net assets, or at an annual per account rate approved by the Board of Directors. For this fee, the Financial Intermediaries may provide a variety of services, such as: (1) aggregating and processing purchase and redemption requests and transmitting such orders to U.S. Bancorp Fund Services, LLC (the “Transfer Agent”); (2) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments from the Funds on behalf of shareholders; (4) providing information periodically to shareholders showing their positions; (5) arranging for bank wires; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares beneficially owned by shareholders or the information necessary for sub-accounting; (8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested. The International Currency Unhedged Fund is new and did not pay any shareholder servicing fees during the fiscal year ended September 30, 2019.

Shareholder Servicing Fees Paid During the Fiscal Year Ended September 30
	2019	2018	2017(1)
Large Cap Fund Investor Class	$3,603,518	$4,892,615	$5,674,311
Common Stock Fund Investor Class	$594,125	$744,944	$763,443
International Fund Investor Class	$4,057,917	$6,246,494	$7,020,660
(1) The Shareholder Servicing Plan went into effect on November 1, 2016.
The Adviser may pay fees (out of its own resources and not as an expense of the Funds) to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting and other fees”), the Funds may also pay for such subaccounting and other fees as discussed above. Such subaccounting and other fees paid by the Adviser may differ depending on the Fund. Because some subaccounting and other fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.
The Adviser may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the Funds) to Financial Intermediaries in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”). Such payments are intended to provide additional compensation to Financial Intermediaries for various services, such as allowing the Adviser and its personnel to attend conferences. In addition, the Adviser may pay for: placing the Funds on the Financial Intermediary’s sales system, and preferred or recommended fund list; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.
The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon other factors. The amount of these payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different Financial Intermediaries.
Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Funds.
The Adviser and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Adviser and/or its affiliates benefit from the incremental management and other fees paid to the Adviser and/or its affiliates by the Funds with respect to those assets.
DISTRIBUTOR
Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Currently, the Adviser compensates the Distributor for services that the Distributor provides to the Funds.
AUTOMATIC INVESTMENT PLAN
Shareholders wishing to invest fixed dollar amounts in a Fund on a monthly or quarterly basis can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation’s Automatic Investment Plan. If such day is a weekend or holiday, such purchase will be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the New Account Application. Additional application forms may be obtained by calling the Transfer Agent at 1-800-811-5311. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice. If your bank rejects your payment, the Funds’ Transfer Agent will charge a $25 fee to your account.

Shareholders should notify the Transfer Agent of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The Transfer Agent is unable to debit mutual fund or “pass through” accounts.
The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.
REDEMPTION OF SHARES
The Funds expect to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques. As of the date of this Prospectus, the Funds also have available to them an uncommitted line of credit that they may draw on to manage their liquidity needs.
Subject to the Funds’ compliance with applicable regulations and their policies and procedures, each Fund has reserved the right to pay the redemption prices of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares redeemed. If a holder of Fund shares receives a distribution in-kind, the holder of Fund shares would incur brokerage charges when subsequently converting the securities to cash. For federal income tax purposes, redemption in-kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.
A shareholder’s right to redeem shares of the Funds will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC; (b) the SEC has by order permitted such suspension; or (c) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.
EXCHANGE PRIVILEGE
Investors may exchange shares of a Fund for shares of another Fund or the First American Retail Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of a Fund at net asset value.   Investors should keep in mind that exchanges to open a new account for Investor Class shares are subject to a $1,000 minimum ($2,500 with regard to the International Fund, and First American Retail Prime Obligations Fund) and Institutional Class shares are subject to a $100,000 minimum.  Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms, including a prospectus of the aforementioned funds.  The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or the Adviser of, an investment in the First American Retail Prime Obligations Fund.
The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Fund or (ii) the proceeds from redemption of the shares of the Funds or the First American Retail Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Funds or the First American Retail Prime Obligations Fund through a subsequent exercise of the exchange privilege.  There is currently no limitation on the number of exchanges an investor may make.  The exchange privilege may be terminated by the Funds upon at least 60 days’ prior notice to investors.

For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege may result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.
CONVERTING SHARES
The Large Cap Fund, Common Stock Fund, and International Fund each offer two classes of shares: Investor Class shares and Institutional Class shares; the International Currency Unhedged Fund currently only offers Institutional Class shares. The two types of shares have the same portfolio of investments and the same rights, and differ only in the expenses they are subject to and their required minimum investments. Investor Class shares may be subject to fees resulting from account servicing charged to a Fund. Investor Class shares of a Fund may be converted into Institutional Class shares of such Fund if your account balance is at least $100,000. The transaction will be based on the respective net asset value of each class on the trade date for the conversion. Such a conversion is not a taxable event.
If an investor’s account balance in Institutional Class shares falls below $100,000, due to shareholder action and not because of a change in market value, and the account is not subject to an exception to the minimum, the Funds may convert the shares into Investor Class shares, except for the International Currency Unhedged Fund. The Funds will notify the investor in writing before the mandatory conversion. The Funds will give shareholders whose shares are being converted 60 days’ prior written notice in which to purchase sufficient shares to avoid such conversion.
SYSTEMATIC WITHDRAWAL PLAN
The Corporation has available to shareholders a Systematic Withdrawal Plan (“SWP”), pursuant to which a shareholder who owns shares of a Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the SWP, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly, quarterly or annual withdrawal payments of a fixed amount to him or her out of the account. To utilize the SWP, the shares cannot be held in certificate form. An application for participation in the SWP is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation’s office at 1-800-811-5311.
The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of Fund shares in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. When participating in the SWP, shareholders should elect to have all income dividends and capital gains distributions payable by the Fund on shares held in such account reinvested into Fund shares at net asset value. This election can be made at the time of application or can be changed at any time. The shareholder may deposit additional shares in his or her account at any time.
Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of a Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.
Shareholders should notify the Transfer Agent of any other changes to their SWP at least five calendar days prior to the effective date. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying the Transfer Agent.

INACTIVE ACCOUNTS
It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.
ALLOCATION OF PORTFOLIO BROKERAGE
Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the Corporation’s Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities and the broker’s financial strength and stability). The most favorable price to a Fund means the best net price (namely, the price after giving effect to commissions, if any). Over‑the‑counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (namely, “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non‑principal market makers who are paid commissions directly.
In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and a Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

The following table shows the aggregate brokerage commissions paid by each Fund for the past three fiscal years. The International Currency Unhedged Fund did not pay any brokerage commissions during the fiscal year ended September 30, 2019.

	Total Brokerage Commissions	Dollar Value of Securities Traded
Large Cap Fund
Year Ended September 30, 2019	$1,503,910	$2,848,754,822
Year Ended September 30, 2018	$1,852,244	$3,753,953,121
Year Ended September 30, 2017	$1,399,371	$3,134,592,820

Common Stock Fund
Year Ended September 30, 2019	$370,465	$546,483,543
Year Ended September 30, 2018	$246,462	$527,758,431
Year Ended September 30, 2017	$307,748	$576,274,882

International Fund
Year Ended September 30, 2019	$1,624,262	$1,886,478,093
Year Ended September 30, 2018	$2,205,068	$3,034,243,736
Year Ended September 30, 2017	$2,845,178	$4,413,779,059
For the fiscal year ended September 30, 2019, the Funds paid the following brokerage commissions to brokers who provided research services and soft dollar arrangements. The International Currency Unhedged Fund and did not pay any brokerage commissions to brokers who provided research services and soft dollar arrangements during the fiscal year ended September 30, 2019.
The dollar values of the securities traded for the fiscal year ended September 30, 2019 are also provided:

	Commissions Paid for Research Services and Soft-Dollar Arrangements	Dollar Value of Securities Traded
Large Cap Fund	$847,274	$820,155,692
Common Stock Fund	$185,235	$199,879,861
International Fund	$1,092,822	$863,175,474
From time to time, a Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund’s last fiscal year; or (3) sold the largest amount of a Fund’s shares during the Fund’s last fiscal year. As of the fiscal year ended September 30, 2019, the Funds did not own securities of their “regular brokers or dealers” or their parent companies.
CUSTODIAN
U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Funds. As such, U.S. Bank, N.A. holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of di stributions to shareholders. Fund Services, an affiliate of U.S. Bank, N.A., acts as the Funds’ administrator, Transfer Agent and dividend disbursing agent. Fund Services is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
U.S. Bank, N.A. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Directors have delegated to U.S. Bank, N.A. certain responsibilities for such assets, as permitted by Rule 17f-5. U.S. Bank, N.A. and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Funds.
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISERS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.
The following information supplements and should be read in conjunction with the section in each Prospectus entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES.” Each Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company
It is intended that each Fund will qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Corporation. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If a Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.
Moreover, a Fund may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting
Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by a Fund, and thus a Fund’s use of these methods may be subject to IRS scrutiny.
Capital Loss Carry-Forwards
For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.
As of September 30, 2019, the Large Cap Fund, Common Stock Fund and International Fund did not have any net capital loss carryovers.

Excise Tax
If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).
Taxation of Investments
In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.
If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the

Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.
A Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. A Fund may or may not make such an election.
“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on a gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.
If a Fund owns 10% or more of either the voting power or the value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, a Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low taxed income. As a result of the foregoing, a Fund may be required to recognize income sooner than it otherwise would.
In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the “all events tests” no later than when such income is recognized as revenue in an applicable financial statement ( e.g. , an audited financial statement which is used for reporting to partners). This new rule may require the Fund to recognize income earlier than as described above.

Taxation of Distributions
Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.
Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. A Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.
Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.
Sales and Exchanges of Fund Shares
If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
Corporate Shareholders
Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the FATCA deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.
Foreign Taxes
Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if a Fund qualifies for the election for any year, it may not make the election for such year. If a Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If a Fund does elect to “pass through” its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Funds’ foreign taxes paid.
Even if a Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements.
If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.
Only the International Fund and the International Currency Unhedged Fund may be eligible to make the foregoing election for any tax year. However, the Large Cap Fund and Common Stock Fund may not make the election.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.
U.S. Federal Income Tax Rates
Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.
In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from a Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.
In addition, noncorporate Fund shareholders generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the shareholder meets a taxable income test.
Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.
Backup Withholding
A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), at a rate set under Section 3406 of the Code for U.S. residents of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.

Foreign Shareholders
For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.
Under legislation that has been available from time to time, a Fund could report in writing to its shareholders certain distributions made to foreign shareholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as “portfolio interest” and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such “exempt” distributions. Even if a Fund realizes income from such sources, no assurance can be made the Fund would meet such requirements or make such designations. Where Fund shares are held through an intermediary, even if a Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.
Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.
Under FATCA, a withholding tax of 30% will be imposed on dividends on, and the gross proceeds of a disposition of, Fund shares paid to certain foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisers regarding the implications of FATCA on their investment in a Fund.
Before investing in a Fund’s shares, a prospective foreign shareholder should consult with its own tax advisers, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.
Tax-Deferred Plans
Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations
Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Cost Basis Reporting
In general, each Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund shareholders should consult their tax advisers to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.
Recently Enacted Tax Legislation
Under recently enacted tax legislation, a Fund may be required to recognize income sooner than it otherwise would (as described above), which also may result in a change in its methods of tax accounting. The full effects of this tax legislation are not certain. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisers concerning the status of legislative proposals that may pertain to holding Fund shares.
The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisers, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the Fund.

SHAREHOLDER MEETINGS
The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the 1940 Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.
The Corporation’s bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.
Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.
If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.
After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.
CAPITAL STRUCTURE
The Corporation’s Articles of Incorporation permit the Board of Directors to issue 2,700,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering four series, the Large Cap Fund, the Common Stock Fund, the International Fund, and the International Currency Unhedged Fund.

The shares of each Fund are fully paid and non-assessable, have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class-voting rights by Fund is required by Maryland law or the 1940 Act.
The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of each Fund. However, the Board of Directors of the Corporation may, in its discretion, direct that any one or more general liabilities of the Corporation be allocated between the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.
The Large Cap Fund, Common Stock Fund, and International Fund offer both Investor Class shares and Institutional Class shares. The International Currency Unhedged Fund currently only offers Institutional Class shares. Investor Class shares (when offered) and Institutional Class shares are available to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution or servicing agent that have entered into appropriate arrangements with a Fund. The Investor Class shares and Institutional Class shares represent an interest in the same assets of a Fund, have the same rights and are identical in all material respects except that (1) Investor Class shares of the Funds (other than the Common Stock Fund) may bear distribution fees (but do not currently bear distribution fees) and Investor Class shares are subject to shareholder servicing fees at an annual rate of up to 0.15% of the average daily net assets, or at an annual per account rate approved by the Board of Directors, and Institutional Class shares are not subject to any such fees, (2) Institutional Class shares have a higher minimum initial investment, and (3) the Board of Directors may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares are generally allocated to each such class proportionately (after any applicable base fee to be paid by a class of shares of a Fund attributable to such expense) on the basis of the net asset value of that Class in relation to the net asset value of the applicable Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
For the fiscal year ended September 30, 2019, Cohen & Company, Ltd. served as the independent registered public accounting firm for each Fund and audited the financial statements of the Large Cap, Common, and International Funds. Cohen & Company, Ltd. will serve as the independent registered public accounting firm for the International Currency Unhedged Fund.

DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by Standard & Poor’s for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
About Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

FMI FUNDS, INC.
PART C

OTHER INFORMATION

Item 28. Exhibits

(a)(i)	Registrant’s Articles of Incorporation. (1)

(a)(ii)	Articles Supplementary Effective as of December 13, 2001. (6)

(a)(iii)	Articles Supplementary Effective as of October 16, 2008. (4)

(a)(iv)	Articles Supplementary Effective as of September 17, 2010. (6)

(a)(v)	Articles Supplementary Effective as of May 28, 2013. (12)

(a)(vi)	Articles Supplementary Effective as of January 27, 2014. (11)

(a)(vii)	Articles Supplementary effective as of October 24, 2016. (14)

(a)(viii)	Articles Supplementary effective as of December 9, 2019. (17)

(b)(i)	Registrant’s Bylaws. (1)

(c)	See relevant portions of Articles of Incorporation, as amended, and By-laws.

(d)(i)(A)	Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Large Cap Fund. (2)

(d)(i)(B)	Amendment to Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Large Cap Fund. (3)

(d)(i)(C)	Amendment No. 2 to Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Large Cap Fund. (13)

(d)(i)(D)	Amendment No. 3 to Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Large Cap Fund. (14)
(d)(i)(E)	Amendment No. 4 to Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Large Cap Fund. (16)

(d)(ii)	Amended and Restated Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI International Fund. (13)

(d)(iii)(A)	Amended and Restated Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Common Stock Fund. (13)

(d)(iii)(B)	Amendment No. 1 to Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Common Stock Fund. (14)

(d)(iii)(C)	Amendment No. 2 to Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Common Stock Fund. (16)

(d)(iv)	Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI International Fund II – Currency Unhedged. (17)

(e)(i)(A)	Distribution Agreement, dated September 1, 2010. (8)

(e)(i)(B)	First Amendment to the Distribution Agreement, dated September 1, 2012. (10)

(e)(i)(C)	Second Amendment to the Distribution Agreement, dated December 1, 2013. (11)

(e)(i)(D)	Third Amendment to the Distribution Agreement, dated October 1, 2018. (16)

(e)(i)(E)	Fourth Amendment to Distribution Agreement, dated December 31, 2019. (17)

(f)	None.

(g)(i)(A)	Amended and Restated Custody Agreement effective January 1, 2019. (16)

(g)(i)(B)	Amended and Restated Custody Agreement, dated December 31, 2019. (17)

(h)(i)(A)	Fund Administration Servicing Agreement effective January 1, 2017. (14)

(h)(i)(B)	First Amendment to Fund Administration Servicing Agreement, dated January 1, 2019. (16)

(h)(i)(C)	Second Amendment to Fund Administration Servicing Agreement, dated December 31, 2019. (17)

(h)(ii)(A)	Amended and Restated Transfer Agent Servicing Agreement effective January 1, 2019. (16)

(h)(ii)(B)	First Amendment to Amended and Restated Transfer Agent Servicing Agreement, dated December 31, 2019. (17)

(h)(iii)	Fund Accounting Servicing Agreement effective January 1, 2017. (14)

(h)(iii)(A)	First Amendment to Fund Accounting Servicing Agreement, dated January 1, 2019. (16)

(h)(iii)(B)	Second Amendment to Fund Accounting Servicing Agreement, dated December 31, 2019. (17)

(h)(iv)	Amended and Restated Shareholder Servicing Plan dated December 31, 2019. (17)

(h)(v)	Amended and Restated Operating Expense Limitation Agreement dated December 31, 2019. (17)

(h)(vi)	Power of Attorney. (16)

(i)	Opinion of Foley & Lardner LLP, counsel for Registrant. - Filed Herewith.

(j)	Consent of Independent Registered Public Accounting Firm. - Filed Herewith.

(k)	None.

(l)(i)	Subscription Agreement. (1)

(m)	Amended and Restated Service and Distribution Plan, dated December 31, 2019. (17)

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan dated December 31, 2019. (17)

(p)(i)	Code of Ethics of Registrant. (4)

(p)(ii)	Code of Ethics of Fiduciary Management, Inc. (5)

(p)(iii)	Code of Ethics of Rafferty Capital Markets, LLC. (13)
______________________________________________________________________________________

(1)	Previously filed as an exhibit to Registrant’s Initial Registration Statement on Form N-1A on September 26, 1996 and incorporated by reference thereto.
(2)	Previously filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A on October 17, 2001 and incorporated by reference thereto.
(3)	Previously filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A on December 1, 2004 and incorporated by reference thereto.
(4)	Previously filed as an exhibit to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A on January 30, 2009 and incorporated by reference thereto.
(5)	Previously filed as an exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A on January 29, 2010 and incorporated by reference thereto.
(6)	Previously filed as an exhibit to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A on September 29, 2010 and incorporated by reference thereto.
(7)	Previously filed as an exhibit to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A on December 8, 2010 and incorporated by reference thereto.
(8)	Previously filed as an exhibit to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A on January 31, 2011 and incorporated by reference thereto.
(9)	Previously filed as an exhibit to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A on January 31, 2012 and incorporated by reference thereto.
(10)	Previously filed as an exhibit to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A on January 29, 2013 and incorporated by reference thereto.
(11)	Previously filed as an exhibit to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A on January 28, 2014 and incorporated by reference thereto.
(12)	Previously filed as an exhibit to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A on January 27, 2015 and incorporated by reference thereto.
(13)	Previously filed as an exhibit to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A on January 29, 2016 and incorporated by reference thereto.
(14)	Previously filed as an exhibit to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A on January 27, 2017 and incorporated by reference thereto.
(15)	Previously filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A on January 29, 2018 and incorporated by reference thereto.
(16)	Previously filed as an exhibit to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A on January 29, 2019 and incorporated by reference thereto.
(17)	Previously filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A on December 20, 2019 and incorporated by reference thereto.

Item 29.    Persons Controlled by or Under Common Control with Registrant

None.

Item 30.    Indemnification

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

Article VII

GENERAL PROVISIONS

Section 7. Indemnification.
A.    The corporation shall indemnify all of its corporate representatives against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B.    In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained herefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C.    The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D.    Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E.    The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F.    This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G.    “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32.    Principal Underwriter.

(a)    Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Adirondack Funds, Chou America Mutual Fund, Christopher Weil & Co. Funds, Ensemble Fund, Entrepreneur Shares, Epiphany Funds, Forefront Income Trust, FMI Funds, Leuthold Funds, PFS Funds, Reynolds Funds, Sparrow Funds, State Trust, and Walthausen Funds.

(b)    The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Kathleen Rafferty Hay	President	None

Lawrence C. Rafferty	Director	None

Stephen P. Sprague	Chief Financial Officer	None

The principal business address of each of the persons listed above is 1010 Franklin Avenue, Garden City, New York 11530.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Investment Adviser	Fiduciary Management, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Rafferty Capital Markets, LLC 1010 Franklin Avenue, Garden City, NY 11530

Item 34.    Management Services

All management-related service contracts are discussed in Part A or Part B of this Registration Statement.

Item 35.    Undertakings

Registrant undertakes to provide its Annual Report to shareholders upon request without charge to any recipient of a Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 44 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on January 28, 2020.

FMI FUNDS, INC.
Registrant

By: /s/ John S. Brandser
John S. Brandser
President, Treasurer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 44 to its Registration Statement has been signed below on January 28, 2020, by the following persons in the capacities indicated.

/s/ John S. Brandser John S. Brandser	President, Treasurer and Director
/s/ Barry K. Allen* Barry K. Allen	Director
/s/ Robert C. Arzbaecher* Robert C. Arzbaecher	Director
/s/ Patrick J. English* Patrick J. English	Vice President, Secretary and Director
/s/ Rebecca W. House* Rebecca W. House	Director
/s/ Paul S. Shain* Paul S. Shain	Director
/s/ Robert J. Venable* Robert J. Venable	Director
/s/ Lawrence J. Burnett* Lawrence J. Burnett	Director
*John S. Brandser signs this document pursuant to Power of Attorney filed as an exhibit to Registrant’s Post-Effective Amendment No. 39 to its Registration Statement on January 29, 2019.

INDEX TO EXHIBITS

Exhibit No.	Exhibit
(i)	Opinion of Foley & Lardner LLP, counsel for Registrant
(j)	Consent of Independent Registered Public Accounting Firm